AGREEMENT FOR SALE
                             AND PURCHASE OF SHARES


                                     Parties


                 THE SHAREHOLDERS OF PRITECH CORPORATION LIMITED



                        BROCKER INVESTMENTS (N.Z) LIMITED



                           BROCKER INVESTMENTS LIMITED



                     Relating to Pritech Corporation Limited





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AGREEMENT dated 31st March 1998

PARTIES

1.   The parties specified in Item 1 of Schedule 1 (Vendors).

2.   BROCKER INVESTMENTS (N.Z.) LIMITED at Auckland, (Purchaser).

3.   BROCKER  INVESTMENTS LIMITED a company listed on the Alberta Stock Exchange
     (BKI).

INTRODUCTION

A. The Vendors are the holders of the Shares together with all rights attaching to the Shares.

B. The Vendors have agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendors all of the Shares for the Consideration and upon the terms and conditions contained in this Agreement.

TERMS

1.   Interpretation

1.1 Defined Terms: In this Agreement the following terms shall have the meanings specified:

Accounting Date          30 September 1998.

Associated Person        has the meaning given in section 0D7(l) of the Income
                         Tax Act 1994.

Business Day a day (other than a Saturday or Sunday) on which registered banks are open for business in Auckland.

Business Records         all books of account,  Financial  Statements,  records,
                         files, data, databases, certificates or other evidence of title to assets and information howsoever recorded or stored relating to or required for the business of the Company or pertaining to its affairs.

Cashflow shall have the meaning ascribed to that term in the Escrow Agreement.





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Charge                   includes  option,  right  to  acquire,   lien,  pledge,
                         mortgage,   assignment,   charge,   security  interest,
                         bailment, or encumbrance or adverse interest of any nature whether legal or equitable and no matter how arising but excluding claims of suppliers of goods subject to retention of title provisions supplied in the normal course of business.

Company Pritech Corporation Limited, a company incorporated under the Companies Act 1993 under No.AK1143669 having its registered office at Auckland and having its capital divided into 126,979 fully paid shares (total paid up capital $126,979).

Completion               completion  by the parties of the sale and  purchase of
                         the Shares as provided in clause 5.

Completion Date          17 April 98 or such other date as may be agreed upon by
                         the parties.

Consideration            the sum  calculated  by applying a multiple of 4 to the
                         actual  audited NPAT of the Company for the Year ending
                         on the Accounting  Date calculated on the basis that an
                         allowance  is  made  for  income  tax at the  Company's
                         appropriate   tax  rate  for  that  period  subject  to
                         adjustment as provided in clauses 2.4 and 3.4.

Constitution             the Constitution of the Company.

Costs includes any and all costs (on a solicitor and own client basis), expenses, damages, penalties, interest, compensation, and awards.

Disclosure Letter        the letter from the Vendor to the Purchaser  disclosing
                         information pursuant to clause 7 and Schedule 3.

Earn Out Period          the Years ending on 30 September 1999, and 2000.

Earn Out Sum             the Consideration less the Net Asset Value.





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Escrow Agreement         the Escrow  Agreement in the form annexed as Annexure 3
                         to be entered into by BKI, the Vendors and the Trustee.

Exchange Rate            the average between the WestpacTrust buy and sell rates
                         for the exchange of $NZ to $CAD, at the close of business on the date specified in this Agreement or where a date is not specified, on the last Business Day prior to the date of the relevant transaction.

Financial Statements     each and every part of the financial  statements of the
                         Company for the Year which ended on the Last Accounting
                         Date.

GAAP                     Generally accepted accounting principles adopted in New
                         Zealand.

GST Act                  Goods and Services Tax Act 1985.

GST                      Goods and Services Tax levied under the GST Act.

Intellectual Property    all  intellectual  property  specified  in  Item  3  of
                         Schedule 1 and all intellectual  property necessary for
                         the Company to carry out the projects  described in the
                         Company budgets to be prepared pursuant to clause 5.2.4
                         and  includes  all  confidential   information,   trade
                         secrets, drawings, designs, techniques, programmes, processes, logos, copyrights, trade or service marks, patents, registered designs, and other information and rights capable of being protected under New Zealand or other laws relating to intellectual property no matter how recorded or stored and any applications for same.

Interest Rate            the cost of funds for the BKI Group.

Last Accounting Date     30 September 1997.

Net Asset Value          the net tangible asset value of the Company  determined
                         in accordance with clause 2.4

NPAT                     the  net  profit   after  income  tax   calculated   in
                         accordance with GAAP.

Penalty Rate             the WestpacTrust Indicator Lending Rate plus 5%.





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Premises                 the premises at 2nd Floor, Elders House, 60 Khyber Pass
                         Road, Auckland.

Proceedings              includes   proceedings,   claims,   demands,   actions,
                         conferences,  mediations,  conciliations,  compromises,
                         arbitrations,   hearings  or  appeals  arising  out  of
                         preliminary to or in connection with any dispute or alleged dispute.

Related Company          a related  company  as  defined  sections 5 to 8 of the
                         Companies Act 1993.

Shares all of the existing issued shares in the capital of the Company being acquired by the Purchaser pursuant to this Agreement

Statutory Books          the  Company's  Constitution,  and its  Certificate  of
                         Incorporation,  Directors'  and  Members'  minute book,
                         Register  of  Members,   Register  of   Directors   and
                         Secretaries, Interests Register, Register of Charges and Seal Register (if any).

Strike Price             in respect of the Bid shares to be issued  pursuant  to
                         this Agreement is the last sale price for BKI shares on the Toronto Stock Exchange on the relevant dates specified in clause 3.

Subsidiary               a  subsidiary  as  defined  in  sections  5 to 8 of the
                         Companies Act 1993.

Taxation all forms of taxation (including without limitation capital gains tax, income tax, surtax, estate duty, stamp duty, rates, GST, PAYE, withholding tax, provisional tax, duties, customs and other import or export duties and all other statutory, fiscal, central or local government or municipal impositions, duties and levies) and all reassessments, penalties, Charges, Costs and interest relating to such taxation for noncompliance or otherwise.

Trustee Montreal Trust or such other trustee approved by the Toronto Stock Exchange to hold BKI shares pursuant to the Escrow Agreement.

Warranties               the representations, warranties, and undertakings of





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                         the Vendors set out in Schedule 2.

Year a financial year from 1 October to 30 September in the next year.


1.2 General Interpretation: In the interpretation of this Agreement, unless the context otherwise requires:

        1.2.1 References to the parties include their respective executors, administrators, successors and permitted assigns;

        1.2.2   Words in the singular shall include the plural and vice versa;

        1.2.3   Words importing one gender shall include the other genders;

        1.2.4 Any obligation not to do anything includes an obligation not to suffer, permit or cause that thing to be done;

        1.2.5 Headings have been inserted for convenience only and shall not affect the construction of this Agreement;

        1.2.6 Reference to a statute includes all statutes amending, consolidating or replacing the statute referred to and includes all subsidiary or delegated legislation or exercises of authority under such statute or legislation;

        1.2.7   References  to  clauses,   schedules  and  annexures   shall  be
                construed as references to the same in this Agreement;

        1.2.8 References to money are references to New Zealand currency unless otherwise specified.

1.3 Joint and Several: All covenants expressed or implied shall bind all persons executing this Agreement and any two or greater number of them jointly and each of them severally.

1.4 Time of the Essence: Time shall be of the essence of this Agreement both as to dates and periods.

1.5 Precedence of Documents: If there is any conflict between the provisions of this Agreement and the Escrow Agreement, the provisions of this Agreement shall prevail.





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2.      Agreement for Sale and Purchase

        Sale and Purchase: The Vendors agree to sell and the Purchaser agrees to purchase the Shares for the Consideration. Subject to Completion in accordance with this Agreement, the sale and purchase shall be deemed to have taken effect as at 1 April 1997

        The purchaser ratifies and confirms all the employment terms and conditions enjoyed by the vendors for the period 1 April 1997 to Completion Date and shall recognise in any new Employment Contract between each vendor and the Company, that vendor's continuity of service with the Company and the ongoing rights and benefits that vendor enjoys because of his length of service with the Company.

        The purchaser further ratifies and confirms all management decisions made by the vendors prior to the Completion Date and undertakes not to make, after the date for Completion, any financial decisions affecting the Company for the period prior to the Completion Date.

2.2 Accrual Rules: The Consideration is the lowest price the parties would have agreed upon at the date of this Agreement for the sale and purchase of the Shares and is consequently the core acquisition price pursuant to Section OB 1(c) of the Income Tax Act 1994.

2.3 Audit: The Purchaser shall be entitled at its cost to appoint KPMG to audit the calculation of the Net Asset Value, the Earn Out Sum, the Financial Statements and the financial statements for the Company for the Year ending on the Accounting Date and each Year of the Earn Out Period. Such audit shall be conducted by KPMG adopting GAAP which shall be applied consistently over the various audit periods.

2.4     Initial Consideration Calculation:

        2.4.1 Net Asset Value: The Net Asset Value as at the Last Accounting Date shall be determined by the Company's accountant, Grant Thornton in accordance with GAAP.

        2.4.2 Consideration: The Consideration including the Earn Out Sum shall be determined by Grant Thornton at the cost of the Vendors as at the Accounting Date in accordance with GAAP

        2.4.3 Adjustment: The Purchaser shall have the right to adjust the Net Asset Value and the Consideration if the KPMG audit as at the Last Accounting Date and at the Accounting Date reveals any discrepancies of accounting practices which are not deemed by the New Zealand Institute of Chartered Accountants to be accepted accounting practice in the calculation of the Consideration.

        2.4.4 Vendors' Review: The Vendors shall be provided with a copy of the KPMG





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                audit  report  and shall  within a period  of 10 days  following receipt of such report to review and make submissions on its contents.

3.      Consideration and Payment

3.1 Satisfaction of Consideration: The Consideration shall be paid or satisfied by the Purchaser as follows:

        3.1.1 Deposit: A deposit of $100,000 shall be paid in cash upon completion of the Purchaser's due diligence investigation provided for in clause 9.1.1 and allocated between the Vendors as provided in Schedule 1.

        3.1.2 Net Asset Value: A sum equal to the Net Asset Value less the deposit specified in clause 3.1.1 shall be paid in cash upon Completion and allocated between the Vendors as provided in
                Schedule 1.

        3.1.3 Balance: The balance of the Consideration (subject to adjustment as provided in clauses 2.4 and 3.4) shall be paid in the manner provided in clauses 3.2 and 3.3 by way of the issue and allotment to the Vendors in the percentages specified in
                Schedule I free from all Charges of fully paid ordinary shares in the capital of BKI. Such shares shall rank in all respects pari passu with the existing ordinary shares in the capital of Bid.

3.2 Issue of Shares: Bid shall issue the shares pursuant to clause 3.1.3 (Earn Out Shares). The Earn Out Shares shall be:

        3.2.1   Issue: Issued in one tranche on or before 31 December 1998.

        3.2.2 Value: Issued in numbers which have a value (based on the Strike Price converted to $NZ at the Exchange Rate as at the Accounting
                Date) equal to the Earn Out Sum.

        3.2.3 Trust: Issued initially to the Trustee to be held in escrow pursuant to the Escrow Agreement and subject to the earn out and escrow conditions specified in clause 3.3 and in the Escrow Agreement.

3.3 Escrow and Earn Out Provisions: The Earn Out Shares shall be held by the Trustee subject to the following conditions:

        3.3.1 Achieve Cashflow: The Earn Out Shares shall only be released to the Vendors if the Company produces sufficient cumulative Cashflow during the Earn Out Period.

        3.3.2 Release Dates: Earn Out Shares shall be released to the Vendors in 2





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                tranches  no later than 31 December  1999 and 31  December  2000 respectively (Release Dates).

        3.3.3 Value: The Earn Out Shares to be released on each of the Release Dates shall equal in value (on each occasion based on the Strike Price converted to $NZ at the Exchange Rate as at the Accounting
                Date) the Cashflow of the Company for the Year which ended immediately prior to the relevant Release Date.

3.4     Final Adjustment of the Consideration and Earn Out Sum:

        3.4.1 Calculation: The Earn Out Sum shall be reduced on the basis of a $NZ 1.00 reduction for each $NZ 1.00 by which the cumulative Cashflow of the Company over the Earn Out Period falls short of the Earn Out Sum.

        3.4.2 Final Calculation: Prior to 31 December 2000 there shall be a final calculation of the Earn Out Sum based on the cumulative Cashflow for Earn Out Period.

        3.4.3 Adjustment: The Earn Out Sum and the Consideration shall then be adjusted accordingly. Any Earn Out Shares which are not required to be released to the Vendors following such final calculation shall be cancelled. The Consideration shall not in any event be adjusted by more than the value of any Earn Out Shares remaining at the end of the Earn Out Period.

3.5 Dividends on Earn Out Shares: Any dividends declared or bonus or rights entitlements issued in respect of Earn Out Shares held in escrow pursuant to clauses 3.2 or 3.3 shall be issued to and held in trust by the Trustee for the benefit of the appropriate vendor for whom such shares are held and shall be additional benefits for such vendor.. Any such dividends declared or entitlements in respect of such shares shall also be released, paid or applied to the Vendors in proportion to the shares that are released. The value of such dividends or other entitlements shall not be taken into account when calculating the value of shares to be released. Any dividends or entitlements in respect of BKI shares which are cancelled will be forfeited to BKI on the date of cancellation.

4.      Parties' Obligations on or before Completion

4.1     Vendors' Obligations: On or before Completion the Vendors shall:

        4.1.1 Disclosure: Deliver to the Purchaser prior to the time of execution of this Agreement the Disclosure Letter signed by the Vendors.





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        4.1.2   Release of Liability  to  Associated  Persons:  Procure that the
                Company is released unconditionally from all liability and obligations whatsoever (whether actual or contingent) to the Vendors or any Associated Persons of the Vendors. If such release is not or cannot properly be provided on or before Completion then the Vendors will indemnify the Company and the Purchaser from and against all Costs and Proceedings in respect of such liability and obligations. Liabilities and obligations incurred in respect of normal trade purchases or transactions on usual commercial terms for payment and performance shall not be required to be so released;

        4.1.3 Access to Premises and Business: Ensure that the Purchaser and its representatives have full access to the Premises, the Statutory Books and the Business Records from the date of this Agreement and will be given promptly all information they may reasonably require concerning the business or affairs of the Company;

        4.1.4 Filing of Satisfactions of Charges: File memoranda of satisfaction with the Registrar of Companies, the High Court Chattels Registry or the Land Transfer Office or the Motor
                Vehicles Security Register (as appropriate) in respect of all Charges registered against the property of the Company except those Charges which are specified in Item 2 of Schedule 4.

        4.1.5 Employment Contracts: Procure the execution by the Company of employment contracts with the Vendors in the form annexed as Annexure 2.

        4.1.6 Personal Assets: Procure that all assets owned by the Company but principally employed for the personal use of the Vendors are sold and removed from the Company asset register by the Completion Date.

        4.1.7 Consultation: Consult with the Purchaser in relation to all matters which materially affect the Company or its operations including items of capital expenditure and general expenses totalling more than $10,000 or falling outside the ordinary course of business of the Company.

4.2 Purchaser's Obligations: The Purchaser shall use best endeavours to obtain a release of the Vendors of all personal liabilities which may arise after Completion in relation to personal guarantees (as specified in Item 3 of Schedule 4) provided by them in respect of obligations of the Company. Should any such releases not be procured then the Purchaser shall indemnify such directors in respect of all Costs and Proceedings which arise in relation to their personal guarantees for acts or omissions of the Company after Completion.

5.      Completion





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5.1     Initial  Settlement:  Completion shall take place on the Completion Date at the offices of the Purchasers solicitors Lowndes Jordan at 2.15 p.m. or at such other time or place as the parties shall agree at which time the Purchaser shall be entitled to the possession of the business conducted by the Company and the Vendors will hand to the Purchaser:

        5.1.1 Share Transfers: Transfers of the Shares to the Purchaser and/or its nominee duly executed by the Vendors in registrable form;

        5.1.2 Share Certificates: The share certificates (if any) for the Shares or if none have been issued a statutory declaration by an officer of the Company to such effect;

        5.1.3 Pre-emptive Rights Waivers: A waiver signed by all the Vendors whereby they waive all rights of pre-emption conferred on them by the Constitution or otherwise in respect of the transfer of all or any of the Shares;

        5.1.4 Directors' Resolutions: Evidence of the passing of effective resolutions of the Directors of the Company to register the transfer of the Shares into the name of the Purchaser and/or its nominee in the Register of Members of the Company in respect of the Shares.

        5.1.5 Shareholders' Resolutions: Evidence of the passing of effective shareholders' resolutions appointing Michael Ridgway and Richard Justice as directors of the Company in addition to the Vendors and adopting a Constitution for the Company pursuant to clause 4.1.8.

        5.1.6 Releases of Charges over Shares: Unconditional releases of any Charges over any of the Shares;

        5.1.7 Company Records: The Statutory Books and the Business Records of the Company;

        5.1.8 Pre-conditions: Evidence satisfactory to the Purchaser that the Vendors have fulfilled their obligations under clause 4;

        and against compliance with the above provisions the Purchaser shall pay or satisfy the payment of the Deposit pursuant to clause 3.1.1.





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5.2     Post Settlement Obligations

        5.2.1   Purchaser's Obligations:

                (a) The Purchaser shall procure that all staff who are employed by the Company at the date of this Agreement (except the Vendors) are retained on their current employment contracts for such time as their performance is satisfactory and their positions are required to be filled.

                (b) The Purchaser and BKI shall make available to the Company, expansion capital at the at the cost of funds for the BKI Group, for the purpose of development of projects or business expansion as agreed between the Vendors and the Purchaser.

                (c) The Purchaser shall procure that for the Earn Out Period the Vendors shall, provided that they satisfy all necessary legal requirement, and remain employees of the company, remain appointed as directors of the Company (David Corlett as managing director).

        5.2.2 Management of the Company: It is the intention of the parties that the Purchaser will allow the Vendors to continue to manage the Company during the Earn Out Period without any material change to their management policies and practise or to the direction of the business of the Company or to accounting policies, provided that:

                (a)     the Company meets agreed financial and business targets;
                        and

                (b)     the profit and loss  budgets  agreed  pursuant to clause
                        5.2.4 (a) are achieved; and

                (c) the Vendors remain as directors and employees of the Company.

        5.2.3 Release of Vendors: Should the Purchaser use its voting control of the Company to breach its obligations under clause 5.2.2 then the Vendors, after serving notice of such breach and the Purchaser failing to rectify such breach within 10 Business Days, shall.

                (a)     be released from the  restraints  provided in clause 10;
                        and

                (b) the Purchaser shall procure that the balance of BKI shares held in escrow pursuant to clause 3.2 and all dividends and other benefits attaching to them, are released to the Vendors.





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        5.2.4   Vendors' Obligations

                (a) The Vendors and the Company's management team shall produce a profit and loss budget for the Years ending on 30 September 1998 and 1999. Such budget shall be agreed with the Purchaser prior to completion.

6.      Default

6.1 Default by Vendors; Without prejudice to clause 8, if any of the Vendors have not fully complied with the provisions of clauses 4 or 5 on Completion, the Purchaser may (in addition to and without prejudice to all other rights or remedies available to the Purchaser under this Agreement or otherwise) at the Purchaser's option:

        6.1.1   Rescind: Rescind this Agreement; or

        6.1.2 Completion: Effect Completion so far as practicable having regard to the defaults which have occurred (without releasing the Vendors from liability to comply as soon as possible with the Vendors' obligations under clauses 4 and 5).

6.2 Default by Purchaser: If from any cause whatsoever except default of the Vendors

        6.2.1 Interest: Any portion of the Consideration is not paid upon the due date for payment the Purchaser shall pay to the Vendors interest calculated at the Penalty Rate on the portion of the Consideration so unpaid from the due date for payment until payment.

        6.2.2 Other Action: The Purchaser and/or Bid shall be in default under this Agreement then the Vendors may

                (a)     Sue the Purchaser for specific performance; or

                (b)     Cancel this agreement and sue the Purchaser for damages.

7.      Warranties

7.1 Vendors' Warranties: The Vendors warrant and undertake to the Purchaser in terms of the Warranties that:

        7.1.1   Investigations not to affect Warranties:  Except as disclosed in
                Schedule 3 and/or the Disclosure Letter, the Warranties shall not be modified, qualified or discharged or in any way affected by any investigation made by the Purchaser into the affairs of the Company;





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        7.1.2   Separate  and  Independent:  Each  of the  Warranties  shall  be
                separate  and  independent  and  save  as  expressly   otherwise
                provided shall not be limited by reference to any other of the Warranties or any other provision of this Agreement.

        7.1.3   Reliance  on  Warranties:   The  Vendors  acknowledge  that  the
                Purchaser has entered into this Agreement in reliance (among other things) on the Warranties.

7.2 Vendors' Covenants: The Vendors warrant, represent and undertake to the Purchaser and also as a separate covenant to the Company:

        7.2.1 Indemnity: That they will keep the Purchaser and the Company fully indemnified against all and any depletion in or reduction in the value of the Shares or any of the assets of the Company and all Proceedings and Costs reasonably suffered or incurred by the Purchaser or the Company as a result of or in relation to any breach or non-fulfilment of any of the Warranties and all
                Costs incurred in making, defending or compromising any Proceedings in relation to facts or matters which are a breach or non-fulfilment; and

        7.2.2 No Representations Made: That no promise or representation has been made to them in connection with any of the Warranties or the Disclosure Letter in respect of which the Company or any of the directors or employees of the Company might be liable; and

        7.2.3 No Breach of Warranties Prior to Completion: That the Vendors will, so far as they are able, procure that (except only as may be necessary to give effect to this Agreement) neither they nor the Company shall do, allow or procure any act or omission before Completion which would constitute a breach of any of the Warranties if they were given at any time prior to or on Completion or which would make any of the Warranties inaccurate or misleading if they were so given; and


        7.2.4 Disclosure of Change in Circumstances: The Vendors will forthwith disclose in writing to the Purchaser any matter or thing which may arise or become known to any of them after the date of this Agreement and prior to Completion which:

                (a) is inconsistent with any of the Warranties or which might render any of them inaccurate or misleading when given at Completion; or

                (b) might be material to be known by a purchaser for value of the Shares;

                (c) might have a material adverse effect on the value of the Shares or the assets of the Company.





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                                                                              15


7.3 Warranty Limitations: Notwithstanding any other provisions of this Agreement, the warranties are made and given subject to the provisions of Schedule 3.

7.4     Purchaser Warranties to Vendors:

        7.4.1 Purchaser's Power: The Purchaser has the legal right and power to enter into this Agreement and purchase the Shares from the Vendors.

        7.4.2 BKI's Power: BKI has the legal right and power to enter into this Agreement and the Escrow Agreement.

        7.4.3 Authorisation: The execution, delivery and performance of this Agreement and the Escrow Agreement have been duly authorised by all necessary corporate action and each of them is valid, binding and enforceable against the Purchaser and BKI respectively.

8.      Rights of Rescission

8.1 Rescission for Breach: Without prejudice to clause 6, if on or prior to Completion it should be found that:

        8.1.1 Unfulfilled Obligations: Any obligation of any party hereto contained in this Agreement is or will on Completion be unfulfilled; or

        8.1.2 Breach of Warranties: Any Warranty is or may at Completion be inaccurate or misleading;

        then the party adversely affected may, without prejudice to any other rights available to it or them under clause 8.2 of this Agreement, by notice in writing to the other parties, rescind this Agreement.

8.2 Effect of Rescission: Rescission of this Agreement under clause 8.1 shall not extinguish any right of the rescinding party to damages or compensation.

8.3     Rescission for Matters other than Default: If on or prior to Completion:

        8.3.1 Destruction of Assets: Any asset of the Company shall be destroyed or damaged to an extent which in the opinion of the Purchaser materially and adversely affects the Company or the carrying on of the business of the Company; or

        8.3.2 Material Adverse Change: Any other event shall occur which affects or is





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                likely to affect  adversely to a material  degree the Company or the financial position, business, assets or profitability of the Company or the value of the Shares to the Purchaser,

        the Purchaser shall be entitled by notice in writing to the Vendors to rescind this Agreement, but the occurrence of such an event shall not give rise to any right to damages or compensation except where the Vendors have failed to give notice of such event as required by clause 7.2.4.

9.      Conditions

9.1     This Agreement is conditional upon:

        9.1.1 Purchaser's Due Diligence: The Purchaser being satisfied with its due diligence investigation into the affairs of the Company.

        9.1.2   Vendors' Due Diligence: The Vendors being satisfied with:

                (a) the terms of the employment contracts to be offered to the Vendors by the Purchaser to take effect from settlements within 15 Business Days of the date of supply of the contracts.

                (b) Any variation of the terms which may be specified by the Purchaser pursuant to clause 9.4 within 15 Business Days of the date of communication of the proposed variations.

        9.1.3 Asset Lessor's Consent: Consent being given by the lessor of any assets leased by or on hire or conditional purchase to the Company to the transfer of the Shares to the Purchaser where the failure to obtain such consent might constitute an event of default under such lease or hire or conditional purchase agreement; and

        9.1.4 Government or Regulatory Consents: Consent being given by any Canadian government or regulatory body whose consent is required to enable Completion of this Agreement; and

        9.1.5 Material Contractors' Consent: Consent being given by the other party or parties to any agreement under which the Company enjoys any material benefit where without such consent such agreement might be terminated, which agreements include without limitation those specified in Item I, Schedule 4; and

        9.1.6 Landlord's Consent: The lessor of the Premises consenting to the transfer / of the Shares to the Purchaser; and





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                                                                              17


        9.1.7 Stock Exchange Approval: The approval of the Alberta and (if applicable) the Toronto Stock Exchange.

        9.1.8 Board Approval: The approval of the board of directors of the Purchaser and of BKI.

9.2 Fulfilment of Conditions: Each of the parties shall do all acts and things reasonably necessary to procure the fulfilment of the conditions set out in clause 9.1.

9.3     Failure of Conditions: Should:

        9.3.1 Not Satisfied: Any of the conditions set out in clause 9.1 not be fulfilled or waived (as the case may be) by the Completion Date or such later date as may be agreed by the parties; or

        9.3.2 Unreasonable Conditions: Any consent or approval required in terms of the conditions set out in clause 9.1 be granted on terms not reasonably acceptable to any affected party;

                        then:

        9.3.3 Agreement Voidable: This Agreement shall be voidable by notice in writing and upon issue of such notice this Agreement shall then be at an end and the parties shall not have any further rights or obligations except that the Vendors will repay any deposit or part payment of the Consideration.

9.4 Variation of Agreement: If the Purchaser has, during the course of its due diligence investigations, identified that the viability or profitability of the Company / is substantially less favourable than represented by the Vendors, the Purchaser may offer to complete the purchase of the Shares subject to such variations to the terms of this Agreement as may be specified by the Purchaser and which are accepted by the vendors.

10.     Non Competition

10.1 Consideration: In consideration of the Purchaser entering into this Agreement and as a condition precedent, the Vendors and each of them acknowledge that the value of the Consideration is in part dependent upon, and the Purchaser has agreed to pay the Consideration on, the basis that none of the Vendors will carry on a business in substantial competition with that at present carried on by the Company.

10.2 Non Competition: In recognition of the understanding in 10.1 above, the Vendors severally covenant and agree with the Purchaser that during their





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                                                                              18


        employment by the Company and for a period of 90 days from the end of the Earn Out Period that:

        10.2.1 Business: They will each not at any place in New Zealand be directly or indirectly engaged or connected or interested in any business in substantial competition with the Company, either on their own account or as a partner with or as an employee of any other person or as a shareholder, director, officer, consultant, adviser or employee of any person or directly or indirectly assist financially any such business except:

                (a) as a servant of the Company, the Purchaser or a Subsidiary of the Purchaser; or

                (b) with the prior written consent of the Purchaser; which shall not be unreasonably withheld, or

                (c) as holder of not more than 5% of the shares in the capital of any public company if and only so long as such shares are listed on any official stock exchange; and

        10.2.2 Orders: They will not on their own account or for any business in substantial competition with the Company solicit orders for such Business otherwise than for the benefit of the Company from any person, firm or company who during the term of the Earn Out Period is or has been a customer of the Company; and

        10.2.3 Employees: They will not on their own account or for any business "in substantial competition with the Company" entice or attempt to entice away from the Company or the Purchaser any employee of the Company or of the Purchaser or of any Subsidiary of the Purchaser. This clause shall not restrict the Vendors' right to employ any person who makes an unsolicited application to the Vendors or any of them.

       10.2.4 Substantial Competition: For the purposes of this clause 10 the expression "in substantial competition with the Company" shall mean, offering for sale or reward any specific product also offered by the Company, or offering any service using the same tool-sets as any tool-sets used by the Company. Use of any generic professional, business or technical skills used by the Vendors or any of them in the delivery of any product or service, but not specific to any product offered or tool-set used by the Company, shall not in itself constitute "substantial competition" with the Company.

10.3 Provisions with respect to Covenants: Each of the covenants contained in clause 10.2 shall:

        10.3.1 Separate and Severable: Be separate and severable and to the extent that any such provision is unenforceable by reason of its period, scope or area being held by a court of competent jurisdiction to be unreasonable, then such provision shall be limited to the maximum period, scope or area which such court considers reasonable and shall be enforceable on those terms;

        10.3.2  Benefit of Purchaser  and  Assigns:  Be given for the benefit of
                and  be  enforceable  by  the  Purchaser  and  the   Purchaser's
                successors and assigns.

11.     First Right of Refusal

11.1 Should the Purchaser or BKI at any time after settlement determine that the Company and/or its assets are no longer required within the Bid group, then the Purchaser shall procure that the Vendors (or, if not all of them are interested, then such of them as are interested) are provided with the first right to purchase the Company and/or its assets as follows:

        11.1.1 The purchase price shall be the fair market value. Such purchase price shall not be higher than the price at which the Company and/or the Purchaser is prepared to sell to a third party.

        11.1.2 The Purchaser or BKI shall give notice to the Vendors of the desire to sell, the price and terms and conditions of sale and the Vendors (or such of them as are interested) shall have a period of 15 Business Days in which to advise in writing whether they wish to exercise the right to purchase.

        11.1.3 If those Vendors do not give notice within the time provided in clause 11.1.2 then the Purchaser or BKI shall be free to sell to a third party but shall not offer to a third party a more favourable price or other more favourable terms and conditions without first offering those terms to the Vendors as provided in clause 11.1.2.

11.2 If such right is exercised by the Vendors (or any of them) then with effect from settlement of the purchase all restrictions imposed by clause 10 shall be terminated and any remaining shares held in escrow pursuant to clause 3.3 shall be released to the Vendors.

12.     Arbitration

12.1 Submission: If any dispute or difference shall arise between any of the parties in any way arising out of or in connection with this Agreement such dispute or difference shall be referred to the arbitration pursuant to the Arbitration Act 1996.





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                                                                              20


13.     General

13.1 Non-Merger: The warranties, indemnities, representations and undertakings set out in this Agreement shall notwithstanding any rule of law to the contrary not merge in the instruments of transfer executed pursuant to this Agreement but shall remain in full force and effect and enforceable to the fullest extent.

13.2 No Announcement: The parties agree that (except as may be required by law or by the requirements of the Toronto Stock Exchange) they will not make any announcement or disclosures as to the subject matter of this Agreement except in a form and manner and at such time as all parties may agree.

13.3 Notices: Any notice to be given pursuant to this Agreement shall be given in accordance with and subject to the following provisions of this clause 13.3:

        13.3.1 In Writing: Notices shall be in writing signed by a duly authorised officer of the party giving the notice or by the party's solicitor;

        13.3.2 Delivery: Without prejudice to any other sufficient mode of delivery, a notice may be sent by hand, prepaid post, telex or facsimile to the address or number (in the case of telex or facsimile) of the intended recipient last advised to the sender in accordance with this clause. The initial addresses and numbers of the parties are:

                (a) Vendors
                                        c/oCockcroft, d'Young
                                        Banisters and Solicitors
                                        P 0 Box 36 187 Northcote
                                        AUCKLAND
                                        Facsimile: 480 0097

                (b)      Purchaser      4 Bond Street
                                        Grey Lynn
                                        AUCKLAND
                                        Facsimile: 376 7891

        13.3.3 Notice by Hand: Subject to clause 13.3.6, a notice delivered by hand shall be received on delivery;

        13.3.4 Notice by Post: Subject to clause 13.3.6, a notice sent by prepaid post shall be deemed to be received 3 days after being posted;

        13.3.5 Notice by Telex or Facsimile: Subject to clause 13.3.6, a notice sent by telex or facsimile shall be deemed to be received at the time of transmission where a transmission report or answerback code produced by the sender's





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






                                                                              21


                machine indicates successful transmission;

        13.3.6 Receipt Outside Business Hours: Any notice received or deemed to be received pursuant to clauses 13.3.3, 13.3.4 or 13.3.5 after
                5.00 p.m. (recipient's time) on a Business Day in the recipient's city or on a day which is not a Business Day in the recipient's city shall be deemed to be received at 9.00 a.m. (recipient's time) on the next Business Day in the recipient's city;

        13.3.7 Proof of Delivery: In proving delivery of a notice, it shall be sufficient:

        13.3.8 By Hand: In the case of a notice by hand, to provide evidence that the notice was delivered to the address of the recipient and no acknowledgment from the recipient shall be necessary;

        13.3.9 By Post: In the case of a notice by post, to provide evidence that the notice was correctly addressed and posted in a prepaid envelope;

        13.3.10 By Telex or Facsimile: In the case of a notice by telex or facsimile, to provide the transmission report produced by the sender's machine showing a successful transmission to the correct number of the recipient and to have telephoned the recipient to confirm receipt of a legible copy of such notice.

13.4 Applicable Law and Jurisdiction: This Agreement shall be governed by and construed and interpreted in accordance with the laws of New Zealand and the parties irrevocably submit to the exclusive jurisdiction of the New Zealand courts.

13.5 Further Assurance: The parties will do all things including without limitation the execution of documents as shall be necessary to give full effect to this Agreement.

13.6 Entire Agreement: This Agreement including all schedules, annexures and exhibits to it, and any documents incorporated by express reference forms the entire agreement between the parties relating to its subject matter and supersedes all prior agreements and understandings between the parties with respect to that subject matter. If there is any conflict between the terms of this document and any other document forming part of this Agreement, the terms set out in this document shall prevail.

13.7 Variation: This Agreement may only be varied by an express written agreement executed by all the parties or by persons duly authorised in writing on their respective behalf

13.8 Costs: Each party shall bear their own costs of and incidental to the preparation, Completion and implementation of this Agreement. If either party elects not to proceed with this Agreement prior to completion then all professional fees incurred by both





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                                                                              22


        parties in relation to this Agreement and the transactions associated with this Agreement shall be borne by the party so withdrawing.

13.9 Waiver: No failure to exercise and no delay in exercising on the part of any party any right under this Agreement shall operate as a waiver of that right. No single or partial exercise of any right shall preclude any other or further exercise of such right or the exercise of any other right. Any such waiver unless otherwise expressly agreed in writing, shall only apply in respect of the particular circumstances for which it is given.

13.10 Counterparts: This Agreement may be signed in any number of counterparts, all of which when taken together constitute one and the same instrument. Any party may enter into this Agreement by executing any such counterpart. The parties will cooperate to circulate all counterparts to each other for the purposes of having all counterparts executed by all parties as soon as practicable following Completion.

13.11   Execution:

        13.11.1 The execution of a facsimile copy of this Agreement and its transmission by facsimile to all of the parties or their solicitors shall be sufficient to constitute a legal contract and satisfy the requirements of section 2 of the Contracts Enforcement Act 1956.

        13.11.2 If any party requires the original signed facsimile copy shall be delivered to that party within 5 Business Days of request being made. If the original is not delivered any party which accepts a facsimile copy may in any proceeding produce the facsimile copy. In such case no party may object to such copy being produced as an original and all parties shall be deemed to have waived any law of evidence or other requirement that an original be produced as evidence of the existence or contents of the original.

        13.11.3 Each party shall only become bound by this Agreement when it has been executed by or on behalf of such party.

EXECUTED by the parties.


SIGNED for BROCKER INVESTMENTS (NZ) LIMITED
by:

Name /s/ Richard Justice
     -------------------------
Director





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                                                                              23


Name
Director



SIGNED for BROCKER INVESTMENTS LIMITED
by:

Name /s/  Hal Linstron
     -------------------------
Officer

Name
Director



SIGNED by DAV1D WILLIAM CORLETT
                                             /s/  D. Corlett
in the presence of:                          --------------------

Witness

Witness Name

Witness Address

Occupation



SIGNED by DAVID JOHN COOKE
                                             /s/  D. J. Cooke
in the presence of:                          --------------------

Witness

Witness Name

Witness Address

Occupation



SIGNED by GARY SPENCER ELMES
                                             /s/  G. S. Elmes
in the presence of:                          --------------------

Witness





                                     E-338
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                                                                              24


Witness Name

Witness Address

Occupation


                                   SCHEDULE 1

Item 1.

Shareholders                                           Shares

David William Corlett                                  71,000
David John Cooke                                       35,333
Gary Spencer Elmes                                     20,646

Total                                                 126,979


Item 2.

Shareholders                  Share of Deposit              Percentage of
                                (clause 3.1)                Shares to be
                                                               issued
                                                           (Clauses 3.1.2)
David William Corlett                                            56%
David John Cooke                                                 28%
Gary Spencer Elmes                                               16%

Total                                                           100%


Item 3





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                                                                              25


Intellectual Property (Clause 1.1)


                                   SCHEDULE 2

                             Warranties (clause 7.1)


1.      General

1.1 Disclosure Letter: All information contained or referred to in the Disclosure Letter is true complete and accurate in all respects. The Vendors are not aware of any other fact or matter which renders or might upon its disclosure render any such information misleading.

1.2 Agreement; The provisions of the recitals to this Agreement, clause 1.1 of this Agreement and all information contained in the Schedules and Annexures to this Agreement are complete and correct in all respects.

1.3 Information Supplied: To the best of the knowledge of the Vendors all information contained in any written documentation or communication supplied by or on behalf of the Vendors to the Purchaser in the course of the Purchaser's due diligence investigation or in discussions or negotiations leading to the signing of this Agreement, including advice, answers to questions, information, books and papers given or shown to the Purchaser and/or any of its employees or representatives by or on behalf of the Vendors is accurate and not misleading in its context whether by omission or otherwise. The Vendors are not aware of any fact or matter not disclosed to the Purchaser which renders any such information untrue, incorrect or misleading.

1.4 All Necessary Disclosures Made: All the facts and circumstances relating to the Shares and to the assets, business and affairs of the Company material for disclosure to an intending purchaser of the Shares have been fully and fairly disclosed to the Purchaser or its advisers. Any such material facts arising prior to Completion will forthwith be disclosed in writing to the Purchaser or its advisers.

1.5 Constitution: The Constitution of the Company to be handed to the Purchaser will be an accurate copy or an original, if available, of the document in force at Completion and will have annexed a copy of every resolution required to be annexed by the Companies Act 1993.





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                                                                              26


2.      Shares

2.1 Shares: The Shares constitute the whole of the issued and allotted share capital of the Company. They are and will be on Completion held by the Vendors in the Vendors' own right.

2.2 Encumbrances: There is not any and will not at Completion be any Charge on, over or affecting the Shares. There is no agreement or commitment to give or create any such Charge and no demand has been made by any person claiming to be entitled to any such Charge.

2.3 No Subsidiaries: The Company never has had and does not have and will not prior to Completion without the prior written consent of the Purchaser create or acquire any Subsidiary or any shares in any other company

2.4 No Increase in Capital: The Company has not since the Last Accounting Date and will not pending Completion increase its share capital or subdivide, amalgamate, or consolidate the Shares or any of them.

2.5     No Decrease in Capital: The Company has not at any time:

        2.5.1 Repaid or agreed to repay or redeem or buy back or repurchase any shares of any class of its share capital or otherwise reduced or agreed to reduce its issued share capital or any class of its share capital

        2.5.2   Amalgamated or agreed to amalgamate with any other company.

2.6     No Related Companies: The Company has no Related Companies.

2.7 No Change of Capital Structure or Name: The Vendors will not permit to be passed before Completion any resolution by the Company:

        2.7.1   Altering its share capital;

        2.7.2 Altering the rights or obligations attaching to any of the Shares;

        2.7.3   Changing its name;

        2.7.4   Altering its Constitution.

3.      Financial Statements

3.1 Books of Account: All the Business Records and Statutory Books are in the Company's possession or under its control and have been fully and correctly completed and will





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                                                                              27


        pending Completion continue to be so completed.

        There are and will pending Completion be no material inaccuracies or discrepancies of any kind contained or reflected in any of them. They give and reflect and at Completion will give and reflect a true and fair view of the financial, contractual and trading position of the Company and of its plant and machinery, fixed and current assets and liabilities (actual and contingent), debtors and creditors, work in progress and stock.

3.2 Retention of Records: The Company holds and will on Completion have in its possession all books of Account and other records which it is bound by law to retain in its possession either indefinitely or for a particular period or periods of time.

3.3     Financial Statements:

        3.3.1 True and Fair View: The Financial Statements are complete and accurate and give and reflect and will at Completion give and reflect a true and fair view of the Company, its activities and its financial status in all respects.

        3.3.2 Comply with Statute: The Financial Statements comply with all applicable requirements of the Companies Act 1993 and the Financial Reporting Act 1993.

        3.3.3 GAAP: The Financial Statements have been prepared in accordance with generally accepted accounting practice as that term is defined in the Financial Reporting Act 1993 and to the extent consistent with such generally accepted accounting practice on a basis consistent with that adopted for preceding accounting periods.

        3.3.4 No Unusual or Extraordinary Items: The Financial Statements are not affected by any unusual extraordinary exceptional or non-recurring items or by any other factor rendering the results set out in the Financial Statements (or any of them) unusually better or worse than they (or any of them) might otherwise be or have been.

        3.3.5 Financial Position: The Financial Statements properly reflect the financial position of the Company as at the Last Accounting Date and of its results for the accounting period ending on that date.

        3.3.6 Full Disclosure: The Financial Statements fully disclose all the assets and liabilities (whether ascertained, contingent, deferred or otherwise and whether or not quantified or disputed) of the Company as at the Last Accounting Date and make full provision and/or reserve for all such liabilities.

        3.3.7 Provisions for Losses: The Financial Statements make full provision for any foreseeable losses which may arise on Completion and/or on realisation of stock and/or on Completion of any existing or proposed contract.





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        3.3.8   Provision for Bad Debts: The Financial  Statements make adequate provision for all bad and doubtful debts of the Company and for depreciation of the fixed assets of the Company having regard to their original cost and estimated useful life.

        3.3.9 Financial Commitments: The Financial Statements fully disclose all financial commitments in existence as at the Last Accounting Date.

3.4 Period Between Agreement and Completion: From the Last Accounting Date to Completion:

        3.4.1 Conduct of Business: The Company has carried on and will carry on its business in an efficient normal and proper manner so that the financial standing and position of the Company as at Completion will not have deteriorated materially from that disclosed in the Financial Statements;

        3.4.2 Liabilities: The Company has not incurred and will not incur any liability (whether contingent or otherwise) and has not made any payments except in the normal and ordinary course of business;

        3.4.3 Disposals: The Company has not disposed of and will not dispose of any material portion of its undertaking or any material part of its fixed assets or any of its goodwill;

        3.4.4 Acquisitions: The Company has not acquired any assets of a capital nature and will not acquire any assets of a capital nature exceeding $10,000 in value without the Purchaser's prior consent;

        3.4.5 Revaluations: The Company has not revalued upwards and will not revalue upwards any of its assets;

        3.4.6 Capital Investments: The Company has not entered into and will not enter into any material capital investment or commitment in excess of $10,000 in aggregate or any major transaction as that term is defined in section 129(2) of the Companies Act 1993;

        3.4.7 Dividends: The Company has not declared, paid or made and will not declare, pay or make any dividend, bonus or similar distribution;

        3.4.8 Insurance: The Company has kept and will keep effectively insured to the full insurable amounts all assets and undertaking of the Company against all normal insurance risks excluding loss of profits insurance;





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        3.4.9   Terms of Trade:  The Company has not made or permitted  and will not make or permit any change to any of its product lines or to the terms or conditions of any agency held by the Company or to the selling prices or terms and conditions of sale of any products or services of the Company;

        3.4.10 Turnover: The Company has attained a turnover in the current financial year no less than that for the corresponding period in the previous financial year;

        3.4.11 Deposits: The Company has deposited and will deposit all amounts received by it to the credit of its bank account and such amounts appear in the appropriate books of account;

        3.4.12 Debts: The Company has paid and will continue to pay all its debts as they fell or fall due.

3.5 Non-Disclosure of Liabilities: If it is discovered before or after Completion that the Company had a liability at the Completion Date (whether contingently or otherwise) to any person prior to the Completion Date except in the ordinary course of business which liability has been fully disclosed to the Purchaser, not then without prejudice to any other rights of the Purchaser, the Vendors will immediately upon demand by the Purchaser, pay to the Purchaser the amount of each such liability after deducting from each such liability any saving to the Company in Taxation as a result of such liability. For the purposes of this clause:

        3.5.1 The word liability shall include liability for or in respect of Taxation or any reassessment of Taxation which the Company may be required to pay in respect of any period prior to the Completion Date and which has not been so fully disclosed and any amount whatsoever (including all Costs in connection therewith) a rising out of any occurrence or happening which shall have taken place prior to the Completion Date;

        3.5.2 Provision of any amount by way of note to the Financial Statements shall not be deemed to be provision of that amount in the Financial Statements.

4.      Stock

4.1 Valuation: The methods of valuing stock and work in progress as at the Last Accounting Date (which included a physical stocktaking) were the same as those adopted for the 3 immediately preceding financial years. All redundant and obsolete stock was wholly written off, all slow moving stock was written down appropriately and the value attributed to the remaining stock did not exceed the lower of direct cost or net realisable value.

4.2 Changes to Stock Since Last Accounting Date: The stock on hand at Completion will comprise the stock as at the Last Accounting Date less stock sold and with the addition





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        of stock bought in the ordinary  course of business  since that date. No stock currently held other than that written off or written down in the Financial Statements or which are service spares, is slow moving, out of date or fashion, redundant or obsolete or which will not realise its book value within 12 months of the Completion Date.

5.      GST

5.1     Registration: The Company is registered for the purposes of the GST Act.

5.2 Not a Member of a Group: The Company has not at any time been a member of a Group or been treated as a member of a Group for GST purposes. No application for it to be so treated has at any time been or pending
        Completion will be made. No act or transaction has been or pending Completion will be effected which will result in the Company being held liable for any GST chargeable against some other company.

5.3 Compliance with GST Act: The Company has complied and pending Completion will comply in all respects with the GST Act legislation.

5.4 Maintenance of Records: The Company has given obtained made and maintained and pending Completion will give, obtain, make and maintain complete correct and up to date invoices, records and other documents appropriate or requisite for the purposes of the GST Act.

5.5 No Arrears: The Company is not and will not pending Completion be in arrears with any payment or returns under the GST Act or liable to any abnormal or non-routine payment or any forfeiture or penalty or to the operation of any penal provision and where payment is not yet due or receivable has provided for such payment;

5.6 All Supplies Taxable: All supplies made and to be made pending Completion by the Company are taxable supplies and the Company is not and will not pending Completion be denied credit for any input tax.

6.      Taxation

6.1 Returns Made: All forms, notices, elections, computations, payments (including, without limitation, any fines or penalties) and returns which should be made by the Company for any Taxation purpose have and will at Completion have been made and are and will be up-to-date, correct and on a proper basis and none of them is now the subject of any dispute with the Inland Revenue Department or any other Taxation





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        collection  agency. In particular the returns in relation to provisional
        Taxation will not give rise to any assessment, adjustment or set-off (including any claim for interest on unpaid Taxation) by the inland Revenue Department.

6.2 No Knowledge of Dispute: There is no fact known to the Vendors after making due enquiry which might be the occasion of any dispute with the Inland Revenue Department or any other Taxation collection agency or a claim for Taxation in respect of any period prior to the Completion Date which is not provided for in the Financial Statements for the Company as at the Last Accounting Date.

6.3 Provision in Financial Statements: Full provision and reserves were made in the Financial Statements in respect of all Taxation liabilities to or for which the Company was at the Last Accounting Date or at any time since may have become or may become liable to be assessed or charged or to pay. Provision of any amount by way of a notice to the Financial Statements shall not be a provision for the purposes of this clause.

6.4 No Non-commercial Transactions: The Company has not at any tine entered into a transaction or series of transactions containing steps inserted without any commercial or business purpose apart from the obtaining of a Taxation or stamp duty advantage.

6.5 Debtors Recorded Appropriately: All amounts included in the Financial Statements or (in the case of an amount arising after the date of the Financial Statements) in the books of the Company as due from Debtors represent amounts actually invoiced by the Company to such debtors not earlier than 3 months prior to the Last Accounting Date (or in the case of an amount arising after the date of the Financial Statements not earlier than 3 months prior to the date on which it was recorded in the books of the Company). No part of such amounts still outstanding has been released on terms that any debtor pays less than the full book value of its debt or has been written off or has proved to any extent irrecoverable or is now regarded as irrecoverable or has been compromised on any terms.

7.      Loans

7.1 No Undisclosed Loans: The aggregate amount appearing in the Financial Statements as being outstanding in respect of loans owing by the Company was at the Last Accounting Date the aggregate of all loans or financial accommodation of whatever nature from any source so outstanding.

7.2 Loans Within Corporate Powers: Such aggregate did not (and the amount outstanding in respect of loans owing by the Company does not and will not at Completion) exceed any limitation on the Company's borrowing contained in its Constitution or in any loan offer, facility letter, debenture or other deed or document executed by it or, in the case of borrowings on overdraft, its overdraft facilities.

7.3 Loans from Directors or Shareholders: All amounts outstanding and appearing in the





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                                                                              32


        books of the Company as loan accounts or as due to directors or shareholders wholly represent money or money's worth paid or transferred to the Company as the case may be or remuneration accrued due and payable for services rendered and (save for such remuneration) no part thereof has been provided directly or indirectly out of the assets of the Company.


7.4 No Repayments: The Company has not repaid and pending Completion will not repay any loans or other financial accommodation in whole or in part nor has it by reason of any default by it in any of its obligations become bound or liable to be called upon to repay prematurely any loans or borrowed moneys and pending Completion no such default will occur.

8.      Liabilities and Commitments

8.1 No Capital Commitments: Since the Last Accounting Date the Company has not except in the ordinary course of business made any capital expenditure or incurred any capital commitments nor has it disposed of or realised any substantial capital assets or any interest in such assets. The Company has no outstanding capital commitment and pending Completion no capital commitments or disposals of capital assets or land or any estate or interest in such assets or land will be undertaken by the Company without the prior written consent of the Purchaser.

8.2 No Guarantees: The Company is not and will not prior to Completion become a party to any contract of guarantee or indemnity.

8.3 No Material Contracts: The Company has not entered into and will not enter into any material contract (including the granting of options to purchase or Charges over all or any of the Company's assets) except in the normal and ordinary course of business. The Company has not and will not become a party to any unusual, abnormal or onerous contract or agreement whatsoever except as disclosed to the Purchaser or as approved by the Purchaser.

8.4 No Long Term Contracts: The Company is not and will not on Completion be a party to any contract of service or supply which cannot be terminated by not more than 1 month's notice without giving rise to any claim for damages or compensation other than those disclosed to the purchaser.

8.5 No Commitments since Last Accounting Date: The Company has not since the Last Accounting Date been and will not at Completion be a party to any contract, commitment or arrangement of any nature except such as have been entered into in the normal and ordinary course of trading and are capable of being wholly satisfied or performed within 3 months from Completion or of





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        being  terminated  within such period  without cost to the Company other than those disclosed to the purchaser.

8.6 No Arrangements: The Company is not and will not on Completion be a party to any joint venture, partnership, syndicate or other consortium arrangement.

8.7 No Agents: No person is authorised to act as agent for the Company or otherwise to bind the Company other than the directors of the Company acting as a board. The Company has not appointed any agents, distributors or managers in respect of any of its products or services in any part of the world.

8.8 No Default under Agreements: The Company is not now, nor pending Completion will it become, in default under any agreement to which it is or may become a party or in respect of any other obligations binding upon it. No event has occurred which would enable any third party to terminate any contract or any benefit enjoyed by the Company.

9.      Employees

9.1 Full Disclosure of Terms: Full disclosure in writing of the current rate of remuneration, fees and expenses payable to each officer and employee of or consultant to the Company and the terms of such employment or consultancy (including obligations in respect of any directors' or officers' keyman or indemnity insurance) have been made to the Purchaser in writing. No such officer or employee or consultant has given notice or is under notice of dismissal or termination of employment of any consultancy agreement.

9.2 No Amounts Due: No amounts are due to or in respect of any former officer or employee or consultant and there are no outstanding arrears of salary, wages, fees, holiday pay or other remuneration.

9.3 No Industrial Disputes: The Company is not involved in any industrial or trade dispute or any dispute with any trade union or organisation or body of employees.

9.4 No Changes: No change has been made in the terms of employment or consultancy by the Company of any person who was employed at the Last Accounting Date. Pending Completion the Company will not without the Purchaser's prior written consent engage any new employee or consultant.





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9.5     No Other  Payments:  No moneys other than in respect of  remuneration or emoluments of employment or fees are payable to or for the benefit of any director or officer of the Company.

9.6 No Profit Sharing: The Company is not and will not prior to Completion become a party to any agreement with any director, officer, employee or consultant of the Company under which any such person is entitled to a share of profits of the Company or to any bonus calculated on profits or to participate in any share incentive scheme or share option scheme or similar arrangement. No pensions, retiring allowances or other benefits are or will be payable by the Company to any director, officer or employee of the Company during such person's employment or consultancy.

9.7 No Schemes: There are not now and will not on Completion be in existence any retirement, death or disability benefit schemes for directors or employees or any obligations to or in respect of any present or past directors or employees with regard to retirement, redundancy, death, sickness or disability pursuant to which the Company is or may become liable to make any payments.

9.8 No Breaches of Contract: Since the Last Accounting Date no liability has been incurred or payment made by the Company for breach of any contract (whether express or implied) of service, for redundancy or for compensation for loss of office or wrongful dismissal or in respect of retirement, death, sickness or disability. No gratuitous payment has been made or will prior to Completion be made or promised by the Company to or in respect of any director or employee.

9.9 No Liability for Leave Payments: The Company is not and will not at Completion be under any liability to any person in respect of long service leave or accrued annual leave.

9.10 Compliance with Legislation: The Premises and operation of the business of the Company and the terms on which the employees of the Company were recruited and are employed to the extent that they are required to comply and will at Completion comply with the Employment Contracts Act 1991, the Equal Pay Act 1972, the Human Rights Act 1993, the New Zealand Bill of Rights Act 1990, the Wages Protection Act 1983, the Holidays Act 1981, the Health and Safety in Employment Act 1992 and all applicable legislation governing employment and safety of employees.

10.     Statutory Obligations

10.1 Holding of Licences: The Company holds and will on Completion be in possession of all current licences (including import licences and concessions, if any) consents, authorities and permits from or issued by any Governmental Department, municipal or





                                     E-349
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        local body or other authority whether in respect of the Premises, plant, machinery, buildings or other assets of the business or otherwise necessary or required to enable it to carry on its business fully and effectively. The Company has not had notice that any such licences, consents, authorities or permits are being or are likely to be withdrawn or in any manner qualified whether by reason of the sale of the Shares or otherwise howsoever.

10.2 No Requisitions: There has not since the Last Accounting Date been and will not on Completion be any unsatisfied requisitions by or dispute with any local body health authority, government or ad hoc authority or other body or official or authority having competent jurisdiction affecting or relating to any of the Premises, plant, machinery, buildings or other assets of the business, or the employment of staff by the Company.

10.3 No Illegal Trade Practices: The Company is not, has not been and will not pending Completion be a party to any agreement, arrangement, understanding or practice which is contrary to the provisions of the Commerce Act 1986, the Fair Trading Act 1986, the Consumer Guarantees Act 1993, or the Privacy Act 1993.

10.4 No Breach of Statute: The Company has not committed any breach which was unremedied at the Last Accounting Date of any statutory provision, order, bylaw or regulation (in every case whether applicable in New Zealand or elsewhere) binding on or applicable to it with regard to the formation and operation of the Company, the carrying on of the business of the Company or any other matter relating to the Company. The Company has not since such date and will not prior to Completion commit any such breach.

10.5 All Documents Stamped: All documents which in any way affect the right, title or interest of the Company in or to any of its property, undertaking or assets or to which the Company is a party and which attract stamp duty have been duly stamped. No liability to pay stamp duty will arise as a result of Completion by virtue of any previous transfer of any property, undertaking or assets to the Company in particular but without limitation under section 13(4) of the Stamp and Cheque Duties Act 1971.

10.6 Compliance with Companies Act: The Company has complied with and will up to Completion comply with all the requirements of the Companies Act 1993 including all requirements for filing of documents with the Registrar of Companies.

10.7 All Registers Complete: The entries in the Register of Members, Register of Directors and Secretaries, Interests Register, Register of Charges and Register of Directors Shareholdings of the Company are correct and such registers have been properly kept.

11.     Properties and Assets

11.1 Leasehold Premises: The Premises are held upon lease terms which have been fully





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        disclosed to the Purchaser.

11.2 Title and Compliance: The Company had on the Last Accounting Date and will on Completion have sole title to and possession and control of all the freehold and leasehold properties used or occupied by it free from all leases, tenancies or Charges. Bach of the said properties complies and will on Completion comply with the local body code or ordinances affecting the same and with all other statutory, local body and other regulations and requirements.

11.3 All Premises Included: The Premises comprise all the freehold and leasehold land and premises owned, used or occupied by the Company and all the estate interest right and title whatsoever of the Company in, under, over or in respect of any such land or premises.

11.4 Compliance with Statutes: The Company has to the extent to which it is required to complied with all provisions of the Building Act 1991, Resource Management Act 1991 and all other legislation (including regulations, bylaws, ordinances, codes of practice, circulars and guidance notes made thereunder) relating to building, planning or environmental matters and dealing with (but without limitation) waste, contaminated land, discharges to land or ground and surface water or sewers, emissions to air, noise, dangerous, hazardous or toxic substances and materials, nuisance or health and safety. There are no actions, claims or proceedings (whether actual or potential) existing in relation to such matters nor any liability likely to arise in relation to such matters.

11.5 Compliance with Leases: The Company has paid all rent that may be payable and has performed and observed all covenants (whether in relation to freehold or leasehold land) conditions, agreements, statutory requirements, planning or building or resource consent, bylaws, orders and regulations affecting the Premises or any business carried on the Premises. No notice of any breach of any such matter has been received nor are the Vendors aware of any such breach having occurred.

11.6 No Defects: No structural, drainage or other material defects have appeared in respect of or affected the buildings and structures on or comprising the Premises. All such buildings are in good and substantial repair and condition and none has been constructed, maintained, altered or repaired using materials containing any deleterious building material. None of the Premises has been affected by flooding or subsidence.

11.7 No Other Matter: There is no other matter of which the Vendors are or ought to be aware on reasonable enquiry and which adversely affects the value of any of the Premises or casts any doubt on the right or title of the Company to those Premises or its use of those Premises for its business which should be revealed to a Purchaser of the Shares of the Company or other person entering into this Agreement.

11.8 Plant and Machinery: The Company's plant and machinery (including fixed plant and machinery) and all equipment, furniture and vehicles taking into account their age and





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        usage are in good repair and condition (fair wear and tear excepted) and in satisfactory working order and none of it is surplus to the Company's requirements.

11.9 Debts Recoverable: The amount of all debts due or recorded in the Financial Statements or the books of the Company as being due to the Company as at Completion (less the amount of any provision or reserve made in the Financial Statements or the books of the Company in respect of any particular debts) will be good and collectable in full in the ordinary course of business and in any event not later than 6 months after Completion. None of such debts is or will at Completion be subject to any counterclaim or set-off except to the extent of any such provision or reserve.

11.10   Changes Since the Last Accounting Date: Since the Last Accounting Date:

        11.10.1 No Write-Offs or Write-Downs: None of the assets of the Company have been written off or written down nor has there been any agreement for the release of any person under liability to the Company;

        11.10.2 Cash: The Company has neither disbursed nor received any cash except in the ordinary course of its business and amounts received by the Company have been deposited with its bankers and appear in the appropriate books of account;

        11.10.3 Depletion in Assets: There has been no depletion in the net assets of the Company and they have not been materially diminished by the negligent, wrongful or fraudulent act of any person;

        11.10.4 GAAP: Everything which should according to generally accepted accounting practices (as defined in the Financial Reporting Act
                1993) have been written up or recorded in the Statutory Books and financial records of the Company with respect to the assets of the Company (including the Premises), has been written up and recorded;

        11.10.5 Compliance with Notices: There have been no notices, claims or demands served on the Company in respect of any of its assets (including the Premises) which have not been fully complied with.

12.     Intellectual Property

12.1 All Intellectual Property Included: The Consideration for the Shares is assessed on the basis that all licences and all Intellectual Property or other similar rights relating to the business of or used by the Company, if any, are at present owned solely and beneficially by the Company. All of such rights shall remain the property of the Company to the intent that the Company shall be the sole unencumbered and undisputed owner of all such things as at Completion.

12.2 No Intellectual Property Agreements: The Company has not entered into any agreement or arrangement for the provision of technical information or assistance or granting rights in respect of any patents, trade marks or registered designs or copyright. To the best of the Vendors' knowledge and belief the operations of the Company do not infringe any patent or other intellectual property right of any kind vested in any other party.

12.3 Disclosure of Intellectual Property: Full details of all Intellectual Property owned or used by the Company have been given to the Purchaser. No person has been authorised to make any use whatsoever of any Intellectual Property owned by the Company. The Company has not disclosed (except in the ordinary course of its business) any of its know-how, trade secrets, technical processes, confidential information, Intellectual Property or lists of customers or suppliers to any other person.

12.4 Use of Names: The Company is entitled to use its trade names in those parts of the world in which it currently conducts its business or its products are sold to its customers. No person has been authorised to make any use whatsoever of any such name. The use of such names by the Company does not infringe the rights of any other person or entitle any other person to a claim against the Company. No such name is being used, claimed, opposed or attacked by any other person.

12.5 Name: The Company has not consented to and will not before Completion consent to the adoption of a similar name by any other company or person.

12.6 Intellectual Property Not Disputed: The Intellectual Property rights of the Company have not been and will not at Completion be challenged or disputed by any third party. The Vendors are not aware of any facts or circumstances which might entitle a third party to challenge the Company's ownership or use of the Intellectual Property used in the business.

13.     Commercial Matters

13.1 All Actions Indemnified: There is no cause of action in respect of which the Company is not fully indemnified which could and might be used for the purpose of commencing proceedings either civil or criminal.

13.2 No Legal Proceedings: The Company is not engaged in any Proceedings whatsoever nor are any Proceedings of any kind being taken against it nor is # aware of any Proceedings against the Company pending or threatened.

13.3 No Breaches of Contract: The Company is not and will not on Completion be in breach of any contract, commitment or arrangement of any nature whatsoever to which it is now or will then be a party and is not and will not on Completion be a party to any contract, commitment or arrangement which may be unenforceable by the Company by reason of the transaction being voidable at the instance of any other party or ultra vires, void or illegal.

13.4 Insurance: Full details of all insurance policies maintained by the Company have been supplied to the Purchaser. All such insurances are now in force and all premiums due have been paid. Pending Completion the Company shall not permit any of its insurances to lapse or do or omit to do anything the doing or omission of which would make any such policy of insurance void or voidable or would or might result in an increase in the rate of premiums. No claims are outstanding and nothing has occurred to give rise to any such claim.


13.5 No Notice from Lenders to Repay: The Company has not received notice (whether formal or informal) from any lenders of money to the Company requiring repayment or intimating the enforcement by such lenders of any security which they may hold over any assets of the Company. The Vendors are not aware of any circumstances likely to give rise to any such notice being given or which would enable any such notice to be given.

13.6 Effect of Acquisition of Shares: The Vendors have no reason to believe that as a result of the proposed acquisition of the Shares by the
        Purchaser:

        13.6.1 No Cessation of Supplies: Any supplier of the Company will cease supplying the Company or may substantially reduce its supplies to the Company or alter the terms on which it supplies the Company; or

        13.6.2 No Cessation of Custom: Any customer of the Company will terminate any contract with the Company or cease or materially reduce its business with it; or

        13.6.3 No Notice of Termination of Employment: Any officer or senior employee of the Company will give notice of termination of his or her employment with the Company; or

        13.6.4 No Termination of Contracts: Any of the licences, consents, approvals, agreements or contracts currently granted to or entered into by the Company required in connection with the carrying on of its business in the manner in which it has been carried on at any time during the 2 years prior to the date
                hereof   will  be   withdrawn,   cancelled   or  be  capable  of
                termination.

13.7 Arm's Length Supplies: All supplies of goods or services to the Company are purchased by the Company direct from manufacturers or suppliers on an arm's length basis and no commissions or similar payments are made to the Vendors or any other intermediaries in respect of such supplies.

13.8 No Outstanding Offers: No offer, tender or the like which has not been disclosed to the Purchaser has been made by the Company and being still outstanding is capable of giving rise to a contract merely by any unilateral act of a third party other than as disclosed to the Purchaser.

13.9 No Liabilities: The Company does not have and at Completion will not have any outstanding debts, liabilities, contracts or engagements, guarantees, undertakings or liabilities (including contingent liabilities) other than liabilities implied by statute or disclosed in the Financial Statements or incurred in the ordinary and proper course of its trading business.

13.10 Continuance of Name: The Company does not and pending Completion will not use on its letterheads, brochures, sales literature, books, Premises or vehicles or otherwise carry on its business under any name other than its corporate name.

13.11 Electronic Storage: The Company has not and will not pending Completion have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise dependent upon or held by any means (including any electronic, mechanical or photographic process whether computerised or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company. There has been no breach of any service or maintenance contract relevant to any such electronic, mechanical or photographic process or equipment whereby any person or body providing services or maintenance thereunder may have the right to terminate such service or maintenance Contract.

13.12 Transactions with Associated Persons: The Vendors and their Associated Persons have not entered into and will not prior to Completion enter into any loan, borrowing, agreement or other arrangement with or on behalf of the Company (other than as employee of the Company on terms fully disclosed to the Purchaser) and are not and will not at Completion be interested, whether directly or indirectly, in or have any Charge over any of the assets of the Company.

14.     Corporate Matters

14.1 Share Capital: There is not now outstanding and will not be outstanding at Completion in respect of the Company any option or agreement under which any person has or may in any circumstances have or acquire the right to subscribe for or purchase any share or loan capital of the Company or to convert any stock or share or security into share capital or into share capital of a different class.

14.2 Attorneys: The Company has not given any power of attorney or any other authority (express, implied or ostensible) which is still outstanding or effective to any person to enter into any contract or commitment or do anything on its behalf (other than any authority of employees to enter into routine trading contracts in the normal course of their duties) nor will it do so prior to Completion.

14.3 Officers: Since the Last Accounting Date no appointments or removals of any officers of the Company have been made.

14.4 Ultra Vires Contracts: To the best of the Vendors knowledge and belief none of the activities or contracts or rights of the Company is ultra vires, unauthorised, invalid or unenforceable or in breach of any contract or covenant.


                                   SCHEDULE 3
                                  (clause 7.3)

1. Warranty Limitations: Notwithstanding any other provisions of this Agreement, the Vendors shall not be liable in respect of any Proceedings or Costs for breach of any of the Warranties or other breach of this
        Agreement:

1.1 Notice: Unless, promptly after the Purchaser becomes aware or ought to have become aware of any breach, they shall have received from the Purchaser written notice containing full details of the relevant Proceedings including, if practicable, the matter or default which gives rise to the Proceedings, the breach that results and the amount claimed in respect of the Proceedings: and

        1.1.1 Other than Taxation: in the case of any of the Warranties other than Warranties in relation to Taxation, within a period of 1 year after the Completion Date; or

        1.1.2 Taxation: in the case of any of the Warranties in relation to Taxation, within a period ending the earlier of the date 5 years after the Completion Date and the date falling six weeks after the date on which any relevant statutory limitation period in the jurisdiction relevant to the Taxation Proceedings shall expire;

        and (unless the relevant Proceedings shall have been withdrawn or satisfied) action in a court of competent jurisdiction in respect of such breach shall have been commenced within 1 year after receipt of such notice.

1.2 Aggregate of Warranties to Exceed Specified Amount: Nor shall the Vendors be liable unless the aggregate amount of the uninsured liability of the Vendors alleged breach of Warranties exceeds $5,000; and

1.3 Limit for Single Proceedings: Unless, in respect of any single breach of any of the Warranties, the amount of the uninsured liability of the Vendors' alleged breach exceeds $1,000; or

1.4 Exclusion where Covered by Insurance: If and to the extent that (after taking account of related Costs and any normal excess in such policy) recovery is made by the Purchaser or the Company under any policy of insurance effected by or for the benefit of the Company in respect of any of the subject matters of such Proceedings; or

1.5 Exclusion where Recovery under Another Agreement: If and to the extent that any costs or other liability occasioned by those Proceedings has been recovered under any order of a Court of competent jurisdiction, other award or agreement entered into between the parties; or

1.6 Provisions Made in Account: If and to the extent that proper provision or allowance therefor has been made in the Financial Statements; or

1.7 Subsequent Changes: If and to the extent that such Proceedings and any Costs in connection therewith arise or is increased as a result of:

        1.7.1 Any alteration in rates of Taxation after the date of this Agreement with retrospective effect or the withdrawal after the date of this Agreement of any published extra-statutory concession or the alteration after that date of any published statement of practice of the relevant revenue authority; or

        1.7.2 The passing of, or any change in, any legislation after the date of this Agreement; or

        1.7.3 Any change in accounting policy or practice of the Company after Completion including any changes in methods or practices in relation to stock valuation;

        1.7.4 Any voluntary act or omission or transaction of the Purchaser or the Company after Completion otherwise than in the ordinary course of the Company's business as carried on at the date of this Agreement including (without limitation):

        1.7.5   The payment of any unusual or abnormal dividend by the Company;

        1.7.6 A change of the date up to which the Company makes up its Statutory Books;

        1.7.7   The cessation of any business carried on by the Company;

1.8 Liability Disclosed: Nor shall the Vendors be liable if and to the extent the facts, matters or circumstances giving rise to the breach are referred to in the Disclosure Letter or any document disclosed with the Disclosure Letter or in any document disclosed to the Purchaser or any officer of or professional adviser to the Purchaser in relation to this Agreement and such facts, matters or circumstances are accepted by the Purchaser in writing as not being subject to the Warranties; nor

1.9 Utilisation of Taxation Relief: In the case of a Proceedings arising in connection with a payment of Taxation, if and to the extent that such payment could have been avoided by the utilisation of trading losses or other relief from Taxation (other than trading losses, or other relief arising after the Last Accounting Date) available to the Company; nor

1.10 Over Provision in Financial Statements: If and to the extent that there is any over provision in respect of any matter included in the Financial Statements; nor

1.11 Pursuant to Agreement: If and to the extent that such matter giving rise to the Proceedings properly falls to be done in implementing the terms of this Agreement;

2. Limitations Separate and Independent: For the avoidance of doubt each of the above clauses of this Schedule shall be construed as being separate and independent and none of them shall be construed as limiting the effect of any other.

3. Recovery from Third Party: If the Vendors pay an amount pursuant to a Proceedings in respect of breach of any of the Warranties and the Company or the Purchaser has a right of reimbursement against any person other than the Company in respect of or relating to those Proceedings, the Company or the Purchaser shall (subject to the Company or the Purchaser, as the case may be, being indemnified to its reasonable satisfaction by the Vendors against all reasonable Costs) take all reasonable steps or proceedings to enforce such right. If the Purchaser subsequently recovers such reimbursement from such third party, the Purchaser shall forthwith repay to the Vendors as the case requires such part of the amount paid by either of them by way of damages for breach of that Warranty as equals the amount which is so recovered by the Purchaser in respect of the facts, matters or circumstances giving rise to the breach of that Warranty (after taking account of the Costs of recovery and (if appropriate) any Taxation arising solely as a result of the recovery).

4. Conduct of Proceedings by the Vendors: The Purchaser shall give and shall procure that the Company shall give, to the Vendors full facilities to investigate any Proceedings and the extent of possible liability under the Warranties. At the request of the Vendors the Purchaser shall (subject to the Purchaser being indemnified as to any reasonable Costs which may be incurred thereby) allow the Vendors at their own expense to participate in, or have the conduct of (as they may elect), all proceedings of whatsoever nature against the relevant third party arising out of, or in connection with such Proceedings or dispute, in the name of the Company or the Purchaser as it may consider necessary in order to mitigate any Proceedings or Costs arising under this Agreement. Neither the Purchaser nor the Company shall accept or pay or compromise any such liability or Proceedings as is referred to above without the Vendors either consenting to such action or having a reasonable opportunity to resist the same.

5. No Double Liability: No liability shall attach to the Vendors for any loss resulting from any breach of the Warranties or otherwise under this Agreement to the extent that the same loss has been recovered by the Company or the Purchaser under any indemnity under this Agreement. No liability shall attach to the Vendors under any indemnity to the extent that the same loss has been recovered by a claim under a Warranty.

6. Insurances: If, in respect of any claim against the Vendors which may arise in respect of this Agreement, the Purchaser or the Company is entitled to claim under any policy of insurance, then the Vendors shall not be liable in respect of such claim until a claim has been made under such policy. Any claims against the Vendors shall be reduced by any amount actually recovered under any such policy.


                                   SCHEDULE 4

                            (clauses 9.1.4 and 9.1.6)

Item 1.   Consents (clause 9.1.3 9.1.6)

Item 2.   Charges (clause 4.1.3)

Item 3.   Guarantees (clause 4.2)


                                    ANNEXURES

1.  Financial Statements (clause 1.1)

2.  Employment Contracts (clause 4.1.5)

3.  Form of Escrow Agreement (clause 1.1)

31 March 1998


Brocker Investments (NZ) Limited


Pritech ("The Company")


We refer to the Heads of Agreement ("the Agreement") to be entered into today between us as Vendor and you as Purchaser relating to the sale by us of the entire issued share capital of the Company to you and particularly to clause 14 of that Agreement.

For the purposes of assisting your due diligence process we are supplying the following information about the company. In doing so we have largely followed the list of requirements set out in the "Disclosure Document" you have supplied to us.

1.     General Disclosures

       For the purposes of that clause we hereby disclose to you the information set out in this letter subject to the following qualifications:

       a. All disclosures are made generally to fulfil our obligations under the agreement for the purposes of satisfying the questions you have asked of us and set out in the Disclosure Document. We do not relate any of the information disclosed to particular paragraphs of that Document and all disclosures are to be taken where appropriate as disclosing, in relation to any of the paragraphs of that Document, the information relevant to it. Accordingly, numbers or letters appearing against disclosures are references to numbers of that Document or letters introduced for convenience only, and do not and are not to be deemed as limiting the disclosure to the stated paragraph number or letter, and all information supplied is to be taken as referring to every paragraph of that Document that is or may be relevant. Defined terms where used have the same meanings as accorded to them in the Agreement.

       b. None of the matters disclosed in this letter will form the basis of a claim by you against us under clause 17 of the agreement.

       c. We disclose all information which is available to you in records open to the public and, in particular, but without prejudice to the generality of the foregoing, all matters contained on the public files of the Company in New Zealand or in any Land Registry relating to land or other property owned or occupied by the Company.

       d. We disclose the full contents of the financial statements of the Company for the months ended September 1997, a copy of which has been disclosed to the Purchaser.

       Specific Disclosures

2.     Suppliers

       2.1    Our Major Supplies are:

              2.1.1  ABT Corp

              2.1.2  Sealcorp

              2.1.3  GWI Software

              2.1.4  Quality Decision Management

              2.1.5  Robert Scless & Co., Inc

3      Outstanding Invoices

       3.1    See attached Aged Payables Report

4      Outstanding Debtors Invoices

       4.1    See attached Customer Sales Summaries

5      Warranties

       5.1    NZDRI  has  a  3  month   warranty   ending  23/4/98  on  a  Notes
              application.

6      Customers

       6.1    As per Sales Analysis List

7      Product Distributors

       7.1    Not applicable

8      Overseas Distributors

       8.1    Not applicable

9      End User Contracts

       9.1    ECNZ

       9.2    MAF

       9.3 State Insurance-- Contract for Lenn French has a 60 days notice to quit clause (this ends July 98)

       9.4    NZDRI-- an unsigned support agreement ($4,835 over 3 months)

10     Repair Contracts

       10.1   Not applicable

11     Debtors

       11.1   Attached list of Aged Receivables

12     Staff

       12.1   See attached list with Salaries & Leave entitlement.

13     Contractors

       13.1   Lenn French

       13.2   Alama French

       13.3   Mark Laugesen

       13.4   Miles Stafford - to go on to staff 1/4/98

       13.5   Loretta Ruessen -- to go on to staff 1/4/98

14     Redundancy

       14.1   Not applicable

15     Holiday Pay

       15.1   See Staff

16     Special Issues

       16.1 Ipex-- dispute on amount owing ($3,161) re McKay Shipping, should negotiate part of this.

       16.2 With Datatoqu, a sub contractor on BRANZ project, amount to be on charged to BRANZ $ 13k, charge to us to date $8.5K is disputed on quality, worst case no profit on $ 13k.

       16.3 Guinness Callagher disputing $3,476 for consulting/prototyping to define needs when they then found a free Lotus supplied template gave them what they wanted.

       16.4 TOPNZ we had a problem with system performance which is now resolved but may be liable for educational software upgrade - value $3k.

17     Premises

       17.1   Copies of contracts provided

18     Vehicles

       18.1   Not applicable

19     Shareholders

       19.1   David Corlett, David Cooke, Gary Elmes

20     Financial

       20.1   Increase In Share Capital

              20.1.1 None Since Sept 97

       20.2   Dividend Distribution

              20.2.1 Not applicable

       20.3   Capital Purchases 97/98

              20.3.1 Nothing of Significance (over $2,000)

       20.4   Tax Liability

              20.4.1 GST

                     20.4.1.1 $$$$

              20.4.2 Provisional

                     20.4.2.1 None

21     Leases

       21.1   Cars

              21.1.1 Copies provided - 4 from Motor Fleet

       21.2   UDC

              21.2.1 Copies Provided

       21.3   PC Rentals

              21.3.1 Copies provided

22     Personal Guarantees

       22.1   None

23     Legal

       23.1   Company Registration

              23.1.1 Attached

       23.2   Company Secretary

              23.2.1 Chris Gregory

       23.3   Company Register

              23.3.1 Attached

                           Pritech Corporation Limited
                                  P O Box 8990
                               Symonds Street P O
                             2nd Floor Elders House
                              60 Khyber Pass Road


                                  Aged Payables


                                     30/3/98
30/3/98                                                                   Page 1
8:01:32 AM

Name    ID#                Date     Total Due        Current         31-60          61-90            90+
---------------------------------------------------------------------------------------------------------
ABT International

0% 20th Net 20th after EOM

        1298Rep        30/11/97     $9,416.38                                                  $9,416.38
        1297Rep        31/12/97     $6,681.88                                   $6,681.88
        1297Rep        31/12/97    $13,190.73                                  $13,190.73
        1297Rep        31/12/97    $10,020.02                                  $10,020.02
        0198Rep         31/1/98     $5,302.69                     $5,302.69
        0198Rep         31/1/98     $1,600.00                     $1,600.00
        0198Rep         31/1/98    $19,922.04                    $19,922.04
        0198Rep         31/1/98       $755.18                       $755.18
        0198Rep         31/1/98    $12,164.08                    $12,164.08
                                  -----------     ----------    -----------    ----------     ----------
                         Total:    $79,053.00          $0.00     $39,753.99    $29,892.63      $9,416.38
---------------------------------------------------------------------------------------------------------
ANZ Mastercard


0% 20th Net 20th after EOM
        FebMar98        19/3/98     $2,427.46      $2,427.46
                                  -----------     ----------     ----------    ----------     ----------
                         Total:     $2,427.46      $2,427.46          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Bellsouth

0800-500-021
0% 20th Net 20th after EOM
        04425448         4/3/98       $315.00        $315.00
        00129889        12/3/98     $4,338.69      $4,338.69
                                  -----------    -----------     ----------    ----------     ----------
                         Total:     $4,653.69      $4,653.69          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Brainstorm Technologies Inc.

(617)621-0800
0% 20th Net 20th after EOM
        00256125       30/9/96      $3,387.57                                                   $3,387.57
        00005438        7/6/97      $4,052.12                                                   $4,052.12
                                  -----------     ----------     ----------    ----------     -----------
                         Total:     $7,439.69          $0.00          $0.00         $0.00       $7,439.69
---------------------------------------------------------------------------------------------------------
Carlton Hotel - Auckland

09-366-5629
0% 20th Net 20th after EOM
        PMW             28/2/98       $237.50        $237.50
                                  -----------     ----------     ----------    ----------     ----------
                         Total:       $237.50        $237.50          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Central Office Supplies

09-4805960
0% 20th Net 20th after EOM
        00006453         9/2/98       -$15.02                       -$15.02
                                  -----------     ----------     ----------    ----------     ----------
                         Total:       -$15.02          $0.00        -$15.02         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Champagne Consultants Limite

0-4-384-6099
C.O.D.
        00004301        30/1/98       $917.52                       $917.52
        00001293        19/2/98       $667.13                       $667.13
        00020558        25/2/98        $95.63                        $95.63
        00004305        27/2/98     $1,177.82                     $1,177.82
                                  -----------     ----------    -----------    ----------     ----------
                         Total:     $2,585.10          $0.00      $2,585.10         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Clear Communications Limited


                           Pritech Corporation Limited

                                  Aged Payables

                                    3 0/3/98
30/3/98                                                                   Page 2
8:01:32 AM

Name    ID#                Date     Total Due        Current         31 -60         61-90            90+
---------------------------------------------------------------------------------------------------------
Clear Communications Limited
050-0509
COD.
                                  -----------     ----------     ----------    ----------     ----------
                         Total:       $386.68        $386.68          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Cockcroft, d'Young Lawyers
09 480 0091
0% 20th Net 20th after EOM
        1144/2          20/3/98       $699.75        $699.75
        1144/1          24/3/98     $5,895.00      $5,895.00
                                  -----------     ----------     ----------    ----------     ----------
                         Total:     $6,594.75      $6,594.75          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Dave, Expenses Cooke
0% 20th Net 20th after EOM
        PJ00157         28/6/96         $9.97                                                      $9.97
                                  -----------     ----------     ----------    ----------     ----------
                         Total:         $9.97          $0.00          $0.00         $0.00          $9.97
---------------------------------------------------------------------------------------------------------
Expenses Elmes Gary
0% 20th Net 20th after EOM
        JAN97           31/1/97        $83.40                                                     $83.40
                                  -----------     ----------     ----------    ----------     ----------
                         Total:        $83.40          $0.00          $0.00         $0.00         $83.40
---------------------------------------------------------------------------------------------------------
Fliway Express Ltd
09 275-4009
0% 20th Net 20th after EOM
        00253661         6/3/98        $40.00         $40.00
        00408906        17/3/98       $111.63        $111.63
                                  -----------     ----------     ----------    ----------     ----------
                         Total:       $151.63        $151.63          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Hollands Limited
0-9-638-6949
C.O.D.
        00951093         3/3/98        $95.85         $95.85
        00951393         4/3/98        $98.42         $98.42
                                  -----------     ----------     ----------    ----------     ----------
                         Total:       $194.27        $194.27          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Inforplex Technology Ltd
Leo Hitchcock
379-8448
0% 20th Net 20th after EOM
        86063000       19/12/97     $1,620.00                                                  $1,620.00
        86066300        21/3/98     $2,868.75     $2,868.75
        86066500        21/3/98       $699.75       $699.75
                                  -----------     ----------     ----------    ----------     ----------
                         Total:     $5,188.50      $3,568.50          $0.00         $0.00      $1,620.00
---------------------------------------------------------------------------------------------------------
Kirk Motors
04-385-9503
0% 20th Net 20th after EOM
        WI20052         20/3/98       $302.75        $302.75
                                  -----------     ----------     ----------    ----------     ----------
                         Total:       $302.75        $302.75          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS
0% 20th Net 20th after EOM
        00030290        11/2/98       $315.00                       $315.00
                                  -----------     ----------     ----------    ----------     ----------

                           Pritech Corporation Limited

                                  Aged Payables

                                    3 0/3/98
30/3/98                                                                   Page 3
8:01:33 AM

Name    ID#                Date     Total Due        Current         31 -60         61-90            90+
---------------------------------------------------------------------------------------------------------
NetLogic Holdings Ltd
04-472-1121
0% 20th Net 20th after EOM
        00000024       31/10/97       $371.25                                                    $371.25
                                  -----------     ----------     ----------    ----------     ----------
                         Total:       $371.25          $0.00          $0.00         $0.00        $371.25
---------------------------------------------------------------------------------------------------------
OTC Office Supplies
0% 20th Net 20th after EOM
        W480644          4/3/98       $137.07        $137.07
        W481487          6/3/98        $75.94         $75.94
                                  -----------     ----------     ----------    ----------     ----------
                         Total:       $213.01        $213.01          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
PC Rentals Limited
Reg Ball
09-302-1082
0% 20th Net 20th after EOM
        00031809         5/3/98       $175.88        $175.88
        00031921        10/3/98        $39.38         $39.38
                                  -----------     ----------     ----------    ----------     ----------
                         Total:       $215.26        $215.26          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Raskis
0% 20th Net 20th after EOM
        MoH             16/3/98    $16,875.00     $16,875.00
        Stats           16/3/98    $16,875.00     $16,875.00
                                  -----------     ----------     ----------    ----------     ----------
                         Total:    $33,750.00     $33,750.00          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Sealcorp
09 3767888
0% 20th Net 20th after EOM
        00016899       24/12/97         $1.00                                                      $1.00
        00256176        20/3/98        $60.75         $60.75
                                  -----------     ----------     ----------    ----------     ----------
                         Total:        $61.75         $60.75          $0.00         $0.00          $1.00
---------------------------------------------------------------------------------------------------------
Stafford Computing Company L
0-9-424-9347
C.O.D.
        ExpFeb          28/2/98       $294.70        $294.70
        Exp             16/3/98      -$150.95       -$150.95
        Exp03           16/3/98      -$273.11       -$273.11
                                  -----------     ----------     ----------    ----------     ----------
                        Total:       -$129.36       -$129.36          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Stars Travel Information
09-377-5839
0% 20th Net 20th after EOM
        00099084         3/3/98       $709.00        $709.00
        00095496         4/3/98       $739.70        $709.00
        00099093         4/3/98       $447.00        $477.00
        00099153         9/3/98       $719.70        $719.70
        00098856        16/3/98       $246.39        $246.39
        00098882        16/3/98       $648.00        $648.00
        00098891        16/3/98       $245.99        $245.99
        00098892        16/3/98       $915.10        $915.10
        00098895        18/3/98     $1,123.88      $1,123.88
        00098896        18/3/98       $139.17        $139.17
        00098898        18/3/98       $129.28        $129.28
        00098899        18/3/98       $140.38        $140.38
        00099455        24/3/98       $278.93        $278.93
                                  -----------     ----------     ----------    ----------     ----------
                         Total:     $6,482.52      $6,482.52          $0.00         $0.00          $0.00

                           Pritech Corporation Limited

                                  Aged Payables

                                    3 0/3/98
30/3/98                                                                   Page 4
8:01:33 AM

Name    ID#                Date     Total Due        Current         31 -60         61-90            90+
---------------------------------------------------------------------------------------------------------
Strategic Technology Services
04-801-6111
0% 20th Net 20th after EOM
        02019394         3/3/98        $54.00         $54.00
                                  -----------     ----------     ----------    ----------     ----------
                         Total:        $54.00         $54.00          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Tech Rentals (NZ) Limited
0-9-520-4759
COD.
        R61395           4/3/98       $717.75        $717.75
        R61666          20/3/98     $1,184.63      $1,184.63
                                  -----------     ----------     ----------    ----------     ----------
                         Total:     $1,902.38      $1,902.38          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Triforium - JAD Limited
0% 20th Net 20th after EOM
        00000176         8/3/98    $20,500.31     $20,500.31
                                  -----------     ----------     ----------    ----------     ----------
                         Total:    $20,500.31     $20,500.31          $0.00         $0.00          $0.00
---------------------------------------------------------------------------------------------------------
Westpac Mastercard
0% 20th Net 20th after EOM
        JuneJuly         1/8/97       $148.57                       $179.07        $293.89       $148.57
        MayJune          1/8/97       $378.62                                                    $378.62
        AugSept         16/9/97       $364.08                                                    $364.08
        Oct/Nov        16/11/97       $190.16                                                    $190.16
        Dec97          16/12/97       $251.52                                                    $251.52
        DeeJan          18/1/98       $293.89
        Feb98           16/2/98       $179.07
                                  -----------     ----------     ----------    ----------     ----------
                         Total:     $1,805.91          $0.00        $179.07       $293.89      $1,332.95
---------------------------------------------------------------------------------------------------------
                   Grand Total:   $175,108.40     $81,566.10     $43,081.14    $30,186.52     $20,274.64
                 Aging Percent:                         46.6%          24.6%         17.2%          11.6%
                                  -----------     ----------     ----------    ----------     ----------

                           Pritech Corporation Limited
                                  P 0 Box 8990
                               Symonds Street P 0
                             2nd Floor Elders House
                               60 Khyber Pass Road

                             Customer Sales Summary
30/3/98                                                                   Page 1
9:15:51 AM

 ID#     Customer's P0 #    Original Date    Sale Amount         GST     Current Balance    Status   Due/Promised
------------------------------------------------------------------------------------------------------------------
Andrews & Partners
00005403                       20/5/97          $158.00         $19.76        $177.76        Open       20/6/97
00005642                       31/7/97          $210.00         $26.25        $236.25        Open       20/8/97
00005643                       31/7/97          $200.00         $25.00        $225.00        Open       20/8/97
00005644                       31/7/97        $1,310.25        $163.78      $1,474.03        Open       20/8/97
00005716                       31/8/97          $140.00         $17.50        $157.50        Open       20/9/97
00005717                       31/8/97          $200.00         $25.00        $225.00        Open       20/9/97
00005718                       31/8/97        $1,005.75        $125.72      $1,131.47        Open       20/9/97
00005907       C21             15/9/97           $63.00          $7.88         $70.88        Open      20/10/97
00005838                       30/9/97           $35.00          $4.38         $39.38        Open      20/10/97
00005839                       30/9/97          $200.00         $25.00        $225.00        Open      20/10/97
00005840                       30/9/97           $67.50          $8.44         $75.94        Open      20/10/97
00005918                      31/10/97           $70.00          $8.75         $78.75        Open      20/11/97
00005919                      31/10/97          $200.00         $25.00        $225.00        Open      20/11/97
00005920                      31/10/97          $270.00         $33.75        $303.75        Open      20/11/97
00006170                      31/12/97          $200.00         $25.00        $225.00        Open       20/1/98
00006171                      31/12/97          $200.00         $25.00        $225.00        Open       20/1/98
                                            -----------     ----------    -----------
                                              $4,529.50        $566.21      $5,095.71
------------------------------------------------------------------------------------------------------------------
Arthur Andersen
98123554                       20/1/98        $1,740.00        $217.50      $1,957.50        Open       20/2/98
                                            -----------     ----------    -----------
                                              $1,740.00        $217.50      $1,957.50
------------------------------------------------------------------------------------------------------------------
Axon Computer Systems Ltd
00006240                       31/1/98          $390.00         $48.75        $438.75        Open       20/2/98
                                            -----------     ----------    -----------
                                                $390.00         $48.75        $438.75
------------------------------------------------------------------------------------------------------------------
Broadcast Commun. Limited
00006296       56273           31/1/98        $1,050.98        $131.37      $1,182.35        Open       31/1/98
                                            -----------     ----------    -----------
                                              $1,050.98        $131.37      $1,182.35
------------------------------------------------------------------------------------------------------------------
Brocker Investments
00006241                       31/1/98        $2,697.00        $337.13      $3,034.13        Open       20/2/98
                                            -----------     ----------    -----------
                                              $2,697.00        $337.13      $3,034.13
------------------------------------------------------------------------------------------------------------------
Champagne Consultants Limite
00005374                       30/4/97        $3,200.00        $400.00      $3,600.00        Open       30/4/97
00006110                       30/6/97          $750.00         $93.75        $843.75        Open       30/4/97
00005925                      31/10/97          $750.00         $93.75        $843.75        Open      31/10/97
00005926                      31/10/97        $2,250.00        $281.25      $2,531.25        Open      31/10/97
00006174                      31/12/97        $3,000.00        $375.00      $3,375.00        Open      31/12/97
                                            -----------     ----------    -----------
                                              $9.950.00      $1,243.75     $11,193.75
------------------------------------------------------------------------------------------------------------------
Columbia TriStar              31/12/97           $60.00          $7.50         $67.50        Open       20/1/98
                                            -----------     ----------    -----------
                                                 $60.00          $7.50         $67.50
------------------------------------------------------------------------------------------------------------------
ComputerLand - WGTN
00006134                      22/12/97          $405.00         $50.63        $455.63        Open       20/1/98
                                            -----------     ----------    -----------
                                                $405.00         $50.63        $455.63
------------------------------------------------------------------------------------------------------------------
CPS Systems (NZ) Ltd
97123504                      31/12/97        $1,160.00        $145.00      $1,305.00        Open       20/1/98
                                            -----------     ----------    -----------
                                              $1,160.00        $145.00      $1,305.00
------------------------------------------------------------------------------------------------------------------
DataFlow
00006027                      30/11/97          $840.00        $105.00        $945.00        Open      20/12/97
00006196                      31/12/97          $600.00         $75.00        $675.00        Open       20/1/98
                                            -----------     ----------    -----------
                                              $1,440.00        $180.00      $1,620.00
------------------------------------------------------------------------------------------------------------------
Datec (Fiji) Limited
00005685                       31/7/97          $325.00         $40.63        $365.63        Open       20/8/97

                           Pritech Corporation Limited

                             Customer Sales Summary

30/3/98                                                                   Page 2
9:15:52 AM

 ID#     Customer's P0 #    Original Date    Sale Amount         GST     Current Balance    Status   Due/Promised
------------------------------------------------------------------------------------------------------------------
ECNZ
00005674                       31/7/97          $480.00         $60.00        $540.00        Open       20/8/97
00005872                       30/9/97          $240.00         $30.00        $270.00        Open      20/10/97
00006233                      31/12/97       $10,000.00      $1,250.00        $405.00        Open       20/1/98
00006309                       31/1/98        $2,430.00        $303.75      $2,733.75        Open       20/2/98
00006310                       31/1/98          $930.00        $116.25      $1,046.25        Open       20/2/98
                                            -----------     ----------    -----------
                                             $14,080.00      $1,760.00      $4,995.00
------------------------------------------------------------------------------------------------------------------
ECNZ - Huntly
00006212                      31/12/97          $600.00         $75.00        $675.00        Open       20/1/98
                                            -----------     ----------    -----------
                                                $600.00         $75.00        $675.00
------------------------------------------------------------------------------------------------------------------
ECNZ Waitaki                  31/12/97          $240.00         $30.00        $270.00        Open       20/1/98
                                            -----------     ----------    -----------
                                                $240.00         $30.00        $270.00
------------------------------------------------------------------------------------------------------------------
Education Review Office
00006175                      31/12/97        $2,160.00        $270.00      $2,430.00        Open       20/1/98
00006251                       31/1/98        $2,220.00        $277.50      $2,497.50        Open       20/2/98
                                            -----------     ----------    -----------
                                              $4,380.00        $547.50      $4,927.50
------------------------------------------------------------------------------------------------------------------
Gough Gough and Hamer Ltd
00006305                       31/1/98        $1,293.66        $161.71      $1,455.37        Open       20/2/98
                                            -----------     ----------    -----------
                                              $1,293.66        $161.71      $1,455.37
------------------------------------------------------------------------------------------------------------------
Guinness Gallagher
00006042                      30/11/97          $420.00         $52.50        $472.50        Open      20/12/97
00006176                      31/12/97        $2,670.00        $333.75      $3,003.75        Open       20/1/98
                                            -----------     ----------    -----------
                                              $3,090.00        $386.25      $3,476.25
------------------------------------------------------------------------------------------------------------------
IBM NZ Limited
00005981                      31/10/97        $2,280.00        $285.00      $2,565.00        Open       7/11/97
00005982                      31/10/97          $630.00         $78.75        $708.75        Open       7/11/97
00005983                      31/10/97           $60.00          $7.50         $67.50        Open       7/11/97
                                            -----------     ----------    -----------
                                              $2,970.00        $371.25      $3,341.25
------------------------------------------------------------------------------------------------------------------
Intacta Limited
00005425                       31/5/97          $360.00         $45.00        $450.00        Open       31/5/97
                                            -----------     ----------    -----------
                                                $360.00         $45.00        $450.00
------------------------------------------------------------------------------------------------------------------
IPEX Computers Limited
00005766                       31/8/97        $7,370.00        $921.26        $465.03        Open       20/9/97
00005895                       30/9/97       $17,578.00      $2,197.28      $2,696.65        Open      20/10/97
00006298                       31/1/98        $1,305.00        $163.13      $1,468.13        Open       20/2/98
00006299                       31/1/98        $6,547.50        $818.44      $7,365.94        Open       20/2/98
00006300                       31/1/98        $1,890.00        $236.25      $2,126.25        Open       20/2/98
                                            -----------     ----------    -----------
                                             $34,690.50      $4,336.36     $14,122.00
------------------------------------------------------------------------------------------------------------------
MAF Regulatory Authority
00006166                      31/12/97        $7,442.50        $930.32      $3,948.76        Open      31/12/97
                                            -----------     ----------    -----------
                                              $7,442.50        $930.32      $3,948.76
------------------------------------------------------------------------------------------------------------------
New Zealand Dairy Board
00005698                       31/7/97          $780.00         $97.50        $877.50        Open       31/7/97
00005759                       31/8/97        $1,350.00        $168.75      $1,518.75        Open       31/8/97
00005818                       31/8/97        $1,410.00        $176.25      $1,586.25        Open       31/8/97
00005876                       30/9/97        $1,320.00        $165.00      $1,485.00        Open       30/9/97
00005877                       30/9/97        $6,720.00        $840.00      $7,560.00        Open       30/9/97
00005878                       30/9/97           $60.00          $7.50         $67.50        Open       30/9/97
00005879                       30/9/97          $360.00         $45.00        $303.75        Open       30/9/97
00005880                       30/9/97        $1,680.00        $210.00      $1,890.00        Open       30/9/97
00005938                      31/10/97        $2,400.00        $300.00      $2,700.00        Open      31/10/97
00005939                      31/10/97        $1,470.00        $183.75      $1,653.75        Open      31/10/97
00005940                      31/10/97          $480.00         $60.00        $540.00        Open      31/10/97
00006056                      30/11/97        $1,140.00        $142.50      $1,282.50        Open      30/11/97
00006200                      31/12/97        $3,600.00        $450.00      $4,050.00        Open      31/12/97

                           Pritech Corporation Limited

                             Customer Sales Summary

30/3/98                                                                   Page 3
9:15:52 AM

 ID#     Customer's P0 #    Original Date    Sale Amount         GST     Current Balance    Status   Due/Promised
------------------------------------------------------------------------------------------------------------------
New Zealand Dairy Board
                                            -----------     ----------    -----------
                                             $47,580.00      $5,947.50     $53,426.25
------------------------------------------------------------------------------------------------------------------
Omron Electrical Ltd
00006139                      22/12/97        $2,808.00        $351.03      $3,159.03        Open       20/1/98
00006232                      31/12/97          $910.00        $113.76      $1,023.76        Open       21/1/98
00006270                       31/1/98        $2,379.00        $297.38      $2,676.38        Open       20/2/98
                                            -----------     ----------    -----------
                                              $6,097.00        $762.17      $6,859.17
------------------------------------------------------------------------------------------------------------------
Open Media Solutions Ltd
00005941                      31/10/97          $480.00         $60.00        $540.00        Open      20/11/97
                                            -----------     ----------    -----------
                                                $480.00         $60.00        $540.00
------------------------------------------------------------------------------------------------------------------
Provoust Hart (NZ) Ltd
00005433       Pierre          31/5/97        $2,456.00        $307.00      $2,763.00        Open       20/6/97
                                            -----------     ----------    -----------
                                              $2,456.00        $307.00      $2,763.00
------------------------------------------------------------------------------------------------------------------
Scienz
97112383                       21/1/98        $2,812.00        $351.50      $3,163.50        Open       20/2/98
                                            -----------     ----------    -----------
                                              $2,812.00        $351.50      $3,163.50
------------------------------------------------------------------------------------------------------------------
Sealcorp Computer Products
00006073                      30/11/97          $169.00         $21.13        $190.13        Open      20/12/97
00006190       3314           31/12/97        $3,856.22        $482.03      $4,338.25        Open       20/1/98
                                            -----------     ----------    -----------
                                              $4,025.22        $503.16      $4,528.38
------------------------------------------------------------------------------------------------------------------
SGS NZ -- Onehunga/Penrose
00006141                      22/12/97          $300.00         $37.50        $202.50        Open       20/1/98
00006274                       31/1/98        $2,585.00        $323.13        $135.00        Open       20/2/98
00006275                       31/1/98        $1,760.00        $220.00      $1,980.00        Open       20/2/98
                                            -----------     ----------    -----------
                                              $4,645.00        $580.63      $2,317.50
------------------------------------------------------------------------------------------------------------------
South Pacific Tyres
00006278                       31/1/98        $5,392.50        $674.06      $5,841.56        Open       20/2/98
00006279                       31/1/98          $200.00         $25.00        $225.00        Open       20/2/98
                                            -----------     ----------    -----------
                                              $5,592.50        $699.06      $6,066.56
------------------------------------------------------------------------------------------------------------------
State Insurance Ltd
00006282                       31/1/98       $24,581.25      $3,072.66          $0.35        Open       20/2/98
                                            -----------     ----------    -----------
                                             $24,581.25      $3,072.66          $0.35
------------------------------------------------------------------------------------------------------------------
Statistics New Zealand
00006115       150183         20/12/97       $26,262.50      $3,282.81          $0.02        Open       20/1/98
                                            -----------     ----------    -----------
                                             $26,262.50      $3,282.81          $0.02
------------------------------------------------------------------------------------------------------------------
Task Technology
00005385                       30/4/97          $510.00         $63.75        $573.75        Open       30/4/97
                                            -----------     ----------    -----------
                                                $510.00         $63.75        $573.75
------------------------------------------------------------------------------------------------------------------
Telcom New Zealand -- ICMS
00006287                       31/1/98        $1,425.00        $178.13      $1,603.13        Open       20/2/98
                                            -----------     ----------    -----------
                                              $1,425.00        $178.13      $1,603.13
------------------------------------------------------------------------------------------------------------------
Transit New Zealand
00006085                      30/11/97          $303.75         $37.98        $341.73        Open      20/12/97
00006186                      31/12/97       $18,000.00      $2,250.00     $20,250.00        Open       20/1/98
                                            -----------     ----------    -----------
                                             $18,303.75      $2,287.98     $20,591.73
------------------------------------------------------------------------------------------------------------------
Tranz Rail Ltd
00006187                      31/12/97          $168.75         $21.09        $189.84        Open      31/12/97
00006288                       31/1/98          $101.25         $12.66        $113.91        Open       31/1/98
00006307       3700019         31/1/98          $405.00         $50.63        $455.63        Open       31/1/98
                                            -----------     ----------    -----------
                                                $???.??         $??.??        $???.??

                           Pritech Corporation Limited

                             Customer Sales Summary

30/3/98                                                                   Page 4
9:15:53 AM

 ID#     Customer's P0 #    Original Date    Sale Amount         GST     Current Balance    Status   Due/Promised
------------------------------------------------------------------------------------------------------------------
Trilogy Business Systems
00006109       8833CA         30/11/97        $1,260.00        $157.50      $1,417.50        Open      20/12/97
00006289                       31/1/98          $120.00         $15.00        $135.00        Open       20/2/98
                                            -----------     ----------    -----------
                                              $4,140.00        $517.50      $4,657.50
------------------------------------------------------------------------------------------------------------------
Wilson & Horton
00005816       6870            25/9/97          $138.00         $17.25        $155.25        Open       25/9/97
                                            -----------     ----------    -----------
                                                $138.00         $17.25        $155.25
------------------------------------------------------------------------------------------------------------------
Worley Consultants
00006161                      31/12/97          $960.00        $120.00      $1,080.00        Open       20/1/98
00006292                       31/1/98          $120.00         $15.00        $135.00        Open       20/2/98
                                            -----------     ----------    -----------
                                              $1,080.00        $135.00      $1,215.00
------------------------------------------------------------------------------------------------------------------
                          Grand Total:      $243,697.36     $30,462.34    $173,552.55
                                            -----------     ----------    -----------

                           Pritech Corporation Limited
                                  P 0 Box 8990
                               Symonds Street P 0
                             2nd Floor Elders House
                               60 Khyber Pass Road

                                  Analyse Sales

                          April 1997 through March 1998

30/3/98                                                                   Page 1
8:25:08 AM

     Name                         Tax ID             Sales        % Total Sales
--------------------------------------------------------------------------------
Accident Compensation Corp.                        $8,040.00           0.2%
Adis International Ltd                             $3,862.40           0.1%
Advantage Group Ltd                                 -$230.00           0.0%
AFS New Zealand                                    $3,970.00           0.1%
Air New Zealand                                        $0.00           0.0%
Alcatel NZ Ltd                                         $0.00           0.0%
John Algar                                             $0.00           0.0%
Alphanumeric Processing Ltd                            $0.00           0.0%
AMP                                                 -$742.50           0.0%
AMPlus                                           $139,062.50           3.7%
Andrews & Partners                                 $8,489.25           0.2%
ANZ Bank                                          $33,152.20           0.9%
ANZ McCaugham                                          $0.00           0.0%
AON Risk Services                                  $4,446.25           0.1%
Arthur Andersen                                    $1,740.00           0.0%
ASB Bank Limited                                       $0.00           0.0%
Asea Brown Boveri Limited                              $0.00           0.0%
Asea Brown Boveri Limited(Well)                        $0.00           0.0%
Aspect Systems Ltd                                     $0.00           0.0%
Atlas Copco (NZ) Ltd                                 $660.00           0.0%
Australasian Memory Ltd                                $0.00           0.0%
Axon Computer Systems Ltd                         $15,177.50           0.4%
BASF New Zealand Limited                          $11,689.00           0.3%
Bay of Plenty Electricity                            $180.00           0.0%
BNZ                                                    $0.00           0.0%
Bootstrap Computers                                    $0.00           0.0%
BP Oil New Zealand Limited                             $0.00           0.0%
BP Oil nz                                              $0.00           0.0%
BRANZ                                            $115,725.00           3.0%
Brocker Investments                               $15,167.00           0.4%
Bronson & Jacobs Pty. Ltd                         $12,513.90           0.3%
BSG Finance                                            $0.00           0.0%
Bureau Veritas                                    -$1,449.00           0.0%
George Burrell                                         $0.00           0.0%
BVQI                                                   $0.00           0.0%
BVQI                                                   $0.00           0.0%
C B Coleman & Associates                               $0.00           0.0%
CADAM Research                                         $0.00           0.0%
Caltex Oil (NZ) Limited                                $0.00           0.0%
CardLink Systems Limited                             $133.00           0.0%
Carter Holt Harvey                                     $0.00           0.0%
Carter Holt Harvey Insulation                          $0.00           0.0%
Carter Holt Harvey Pulp & Paper                        $0.00           0.0%
Cellnet NZ Limited                                     $0.00           0.0%
Church of Christ                                       $0.00           0.0%
Clear Communications                              $90,936.64           2.4%
CMS                                                $2,593.75           0.1%
Columbia TriStar                                   $2,604.00           0.1%
Communication By Design                                $0.00           0.0%
Compaq                                             $3,000.00           0.1%
ComputerLand                                       $4,776.00           0.1%
ComputerLand - WGTN                                $1,492.50           0.0%
Comtex Group Limited                                   $0.00           0.0%
Connexion Point Ltd                                  $465.60           0.0%
Continuum NZ Ltd (DOL FM)                              $0.00           0.0%
Coopers & Lybrand (Auck)                               $0.00           0.0%
Coopers & Lybrand (Man) Ltd                            $0.00           0.0%
Coopers & Lybrand (Man)Ltd                             $0.00           0.0%
Coopers & Lybrand(Wgtn)                                $0.00           0.0%
Correspondence School                              $2,640.00           0.1%
Countrywide Bank Corp.                             $4,060.00           0.1%
CPS Systems (NZ) Ltd                               $2,280.00           0.1%
Cure Holdings                                          $0.00           0.0%
Datacraft                                            $472.50           0.0%
DataFlow                                           $2,785.00           0.1%
Datec (Fiji) Limited                                 $325.00           0.0%
DB Breweries Limited                              $31,814.50           0.8%
Delioit                                                $0.00           0.0%
Deboittes (ICS)                                        $0.00           0.0%

                           Pritech Corporation Limited

                                  Analyse Sales

                          April 1997 through March 1998

30/3/98                                                                  Page 2
8:25:09 AM

     Name                         Tax ID             Sales        % Total Sales
--------------------------------------------------------------------------------
Department of Labour                              $12,487.50           0.3%
Department of Social Welfare                           $0.00           0.0%
Digital Equipment Corp                             $5,262.00           0.1%
Dodsworth, Dave & Associates                           $0.00           0.0%
Dynamic Controls Ltd                               $2,080.00           0.1%
Eagle Technology Limited                               $0.00           0.0%
ECNZ                                             $301,119.00           7.9%
ECNZ - Hamilton                                   $27,180.00           0.7%
ECNZ - Huntly                                      $1,620.00           0.0%
ECNZ - Turangi                                    $14,190.00           0.4%
ECNZ - Waitaki                                     $2,370.00           0.1%
EDM                                                   $33.75           0.0%
Education Review Office                           $49,057.60           1.3%
Eli Lilly                                              $0.00           0.0%
Enerco Gas Auckland                                $7,771.00           0.2%
ENZA New Zealand                                       $0.00           0.0%
Ernst & Young                                          $0.00           0.0%
Ernst & Young (Auckl)                                $126.00           0.0%
Farmers Trading Company                            $3,150.00           0.1%
Fay, Richwhite & Co Limited                            $0.00           0.0%
Federal Airports Corporation                      $25,798.55           0.7%
Financial Automation Ltd                               $0.00           0.0%
Fisher & Paykel                                    $7,587.50           0.2%
Foodtown Supermarkets Limited                        $740.00           0.0%
Forest Research Institute                              $0.00           0.0%
Forestry Corporation NZ                                $0.00           0.0%
Fujitsu NZ Limited                                   $880.00           0.0%
GAB Robins NZ Ltd                                  $3,345.00           0.1%
Glaxo Pharmaceuticals Limited                          $0.00           0.0%
Global Solutions Ltd                                   $0.00           0.0%
Goodman Fielder (NZ) Ltd                               $0.00           0.0%
Gough Gough and Hamer Ltd                          $4,950.25           0.1%
Guardian Assurance                                   $580.00           0.0%
Guinness Gallagher                                 $3,090.00           0.1%
Gullivers Pacific                                      $0.00           0.0%
H Neumann International Ltd                          $422.33           0.0%
Harvey Chan                                            $0.00           0.0%
Hewlett Packard NZ Ltd                                 $0.00           0.0%
Housing Corporation                                    $0.00           0.0%
IBM NZ Limited                                   $194,544.26           5.1%
Imagetext Publishing System Ltd                      $481.00           0.0%
Industrial Research Ltd                                $0.00           0.0%
Inforplex Technology Limited                      $41,489.57           1.1%
Inland Revenue Department                              $0.00           0.0%
IPEX Computers Limited                            $46,142.16           1.2%
IRD-TAX                                                $0.00           0.0%
Janet Warren                                         $580.00           0.0%
John Goodman                                       $5,920.00           0.2%
John Hill Tourism                                    $600.00           0.0%
KAZ Computer Services Pty Ltd                          $0.00           0.0%
Kerry (NZ) Ltd                                     $3,030.50           0.1%
Key Corp                                           $1,830.00           0.0%
Kingston Morrison Limited                              $0.00           0.0%
Labour Market Policy Group                         $3,060.00           0.1%
Land Transport Safety Authority                    $9,188.00           0.2%
Larry Elliot Associates Ltd                            $0.00           0.0%
Law & Economic Consulting Group                    $2,531.25           0.1%
Lever Rexona                                           $0.00           0.0%
Livestock Improvement Corp                        $54,675.15           1.4%
Lotus Development B.V.                                 $0.00           0.0%
Lotus Development European                             $0.00           0.0%
Mace Engineering Ltd                              $23,746.11           0.6%
Madison Systems                                        $0.00           0.0%
MAF Corporate Office                                 $493.00           0.0%
MAF Fisheries                                      $1,160.00           0.0%
MAF Regulatory Authority                         $294,016.25           7.7%
Mail Exchange NZ Ltd                               $2,718.00           0.1%
Mainland Products                                      $0.00           0.0%
McCann-Ercikson Limited                           $20,143.34           0.5%
McKechnies Metals                                  $3,260.00           0.1%
Method Ware Ltd                                        $0.00           0.0%
Min of Agriculture & Forestry                          $0.00           0.0%
Min of Foreign Affairs & Trade                     $6,696.00           0.2%
Ministry of Commerce                                   $0.00           0.0%

                           Pritech Corporation Limited

                                  Analyse Sales

                          April 1997 through March 1998

30/3/98                                                                   Page 3
8:25:10 AM

     Name                         Tax ID             Sales        % Total Sales
--------------------------------------------------------------------------------
Ministry of Forestry                               $1,566.00           0.0%
Ministry of Health                                $25,000.00           0.7%
Ministry of Transport                              $3,124.64           0.1%
Mobil Oil NZ Limited                                   $0.00           0.0%
Morgan & Banks                                         $0.00           0.0%
Movements International                                $0.00           0.0%
Namoi Cotton Co-operative Ltd                     $12,966.21           0.3%
Natinal I                                              $0.00           0.0%
Netway Communications Ltd                              $0.00           0.0%
New Zealand Dairy Board                          $192,720.00           5.1%
New Zealand Employment Services                    $5,400.00           0.1%
Carl Newdick                                       $4,423.80           0.1%
Nissan NZ Ltd                                        $840.00           0.0%
NZ Dairy Foods Ltd                                $53,828.30           1.4%
NZ Dairy Group                                         $0.00           0.0%
NZ Dairy Research Institute                       $63,788.30           1.7%
NZ Disabilities Resource Centre                   $41,121.74           1.1%
NZ Immigration Service                           $124,741.50           3.3%
NZ Police                                         $17,722.50           0.5%
NZI Insurance                                     $21,212.25           0.6%
OEM Distributors Limited                             $270.00           0.0%
Olex Cables(New Zealand)                           $2,942.00           0.1%
Omron Electrical Ltd                               $6,266.00           0.2%
Open Media Solutions Ltd                             $480.00           0.0%
Optimum Computer Training                              $0.00           0.0%
OSI Software                                           $0.00           0.0%
Owens Road Transport                                   $0.00           0.0%
P and I Services                                       $0.00           0.0%
Pacific Network                                        $0.00           0.0%
Pannell Kerr Foster                                    $0.00           0.0%
PC Magazine New Zealand                                $0.00           0.0%
Peace Computers                                    $3,060.00           0.1%
PEG                                                  $513.00           0.0%
Petes Computer Centre                                  $0.00           0.0%
Picdata Productions Ltd                                $0.00           0.0%
Police 2000                                        $2,220.00           0.1%
Police Headquarters                                    $0.00           0.0%
Police National Headquarters                      $10,224.00           0.3%
Polymer International                                $766.00           0.0%
Poseidon Consultants                               $3,060.00           0.1%
Price Waterhouse (Auck)                                $0.00           0.0%
Pritech Corporation Ltd                                $0.00           0.0%
Provoust Hart (NZ) Ltd                             $2,579.00           0.1%
Prudential Assurance Limited                      $10,805.00           0.3%
Pulsedata International Ltd                            $0.00           0.0%
Quality Decision Management                            $0.00           0.0%
Quantum Software Systems Ltd                       $2,276.25           0.1%
R & D Solutionz                                    $6,295.00           0.2%
Rainger Direct                                         $0.00           0.0%
M K Ratnasvriya                                        $0.00           0.0%
Recruitment Knowledge                                $300.00           0.0%
REVTECH LTD                                            $0.00           0.0%
Ross Melville KPG                                      $0.00           0.0%
Royal & Sun Alliance                               $2,801.25           0.1%
Royal NZ Police College                                $0.00           0.0%
Schering (NZ) Ltd                                    $623.50           0.0%
Schindlers Lifts Ltd                              -$7,376.50          (0.2%)
Schlage                                                $0.00           0.0%
SCIANZ                                             $4,171.00           0.1%
Scienz                                             $2,812.00           0.1%
Sealcorp Computer Products                         $4,025.22           0.1%
Seventh-Day Adventist Church                          $26.00           0.0%
SGS NZ                                            $23,375.50           0.6%
SGS NZ - Onehunga/Penrose                          $7,285.00           0.2%
SGS NZ - Wellington                                  $305.00           0.0%
Soft Tech Limited                                  $2,070.00           0.1%
South Pacific Tyres                               $34,595.00           0.9%
Southmark Computers                                    $0.00           0.0%
State Insurance Ltd                              $491,677.21          12.9%
Statistics New Zealand                            $72,874.75           1.9%
Statistics New Zealand - AKL                           $0.00           0.0%
Sundry Debtors                                         $0.00           0.0%
Task Technology                                      $510.00           0.0%
ILLEGIBLE                                          $3,920.00           0.1%

                           Pritech Corporation Limited

                                  Analyse Sales

                          April 1997 through March 1998

30/3/98                                                                   Page 4
8:25:10 AM

     Name                         Tax ID             Sales        % Total Sales
--------------------------------------------------------------------------------
The Open Polytechnic of NZ                         $7,799.38           0.2%
The Simple Group Limited                           $3,016.00           0.1%
Toyota NewZealand Ltd                                  $0.00           0.0%
Transalta Energy Ltd                              $51,133.00           1.3%
Transalta Energy Ltd - Penrose                     $1,620.00           0.0%
Transalta Energy Ltd - Tak                             $0.00           0.0%
Transit New Zealand                               $78,681.95           2.1%
Tranz Rail Ltd                                    $17,583.25           0.5%
Trilogy Business Systems                           $9,960.00           0.3%
Turners & Growers                                    $580.00           0.0%
UDC Finance                                        $2,640.00           0.1%
Unilever New Zealand Limited                      $31,596.16           0.8%
UNRECONCILLED                                          $0.00           0.0%
Waikato University                                     $0.00           0.0%
Wayne Walker                                           $0.00           0.0%
Wang (NZ) Ltd                                      $2,000.00           0.1%
Wang (NZ) Ltd-Wgtn                                     $0.00           0.0%
Westpac Banking Corp                             $397,548.50          10.5%
Westpac Trust                                     $52,879.00           1.4%
Westpac Trust                                      $1,419.00           0.0%
Wilson & Horton                                   $11,378.00           0.3%
Works Consultancy Services                             $0.00           0.0%
Worley Consultants                                $16,068.00           0.4%
                                               -------------
                                      Total:   53,673,061.42
                                               -------------

                                Aged Receivables

                                     30/3/98

                                                                          Page 1

     Name                       Total Due       Current         31 - 60        61 - 90         90+
------------------------------------------------------------------------------------------------------
Advantage Group Ltd               $166.50        $166.50          $0.00          $0.00          $0.00
Andrews & Partners              $7,885.71          $0.00          $0.00        $450.00      $7,435.71
AON Risk Services                 $585.01        $585.01          $0.00          $0.00          $0.00
Arthur Andersen                 $1,957.50          $0.00          $0.00      $1,957.50          $0.00
Axon Computer Systems Lt        $1,755.00      $1,316.25        $438.75          $0.00          $0.00
BASE New Zealand Limited          $247.50        $247.50          $0.00          $0.00          $0.00
BRANZ                          $42,345.00     $42,345.00          $0.00          $0.00          $0.00
Broadcast Commun. Limite        $1,182.35          $0.00      $1,182.35          $0.00          $0.00
Brocker Investments             $6,786.01      $3,751.88      $3,034.13          $0.00          $0.00
Champagne Consultants Li       $11,213.75          $0.00          $0.00      $3,375.00      $7,838.75
Clear Communications           $89,100.00     $89,100.00          $0.00          $0.00          $0.00
Columbia TriStar                   $67.50          $0.00          $0.00         $67.50          $0.00
ComputerLand - WGTN               $455.63          $0.00          $0.00          $0.00        $455.63
CPS Systems (NZ) Ltd            $1,305.00          $0.00          $0.00      $1,305.00          $0.00
DataFlow                        $1,620.00          $0.00          $0.00        $675.00        $945.00
Datec (Fiji) Limited              $365.63          $0.00          $0.00          $0.00        $365.63
DB Breweries Limited            $4,638.11          $0.00          $0.00          $0.00      $4,638.11
ECNZ                           $10,510.31      $4,320.00      $3,780.00        $405.00      $2,005.31
ECNZ - Hamilton                 $3,037.50      $3,037.50          $0.00          $0.00          $0.00
ECNZ - Huntly                     $675.00          $0.00          $0.00        $675.00          $0.00
ECNZ - Waitaki                  $2,092.50      $1,822.50          $0.00        $270.00          $0.00
Education Review Office        $11,340.00      $6,412.50      $2,497.50      $2,430.00          $0.00
Enerco Gas Auckland               $146.25        $146.25          $0.00          $0.00          $0.00
Gough Gough and Hamer L         $5,569.03      $4,113.66      $1,455.37          $0.00          $0.00
Guinness Gallagher              $3,476.25          $0.00          $0.00      $3,003.75        $472.50
IBM NZ Limited                 $18,331.31     $14,990.06          $0.00          $0.00      $3,341.25
Imagetext Publishing Syste        $541.13        $541.13          $0.00          $0.00          $0.00
Inforplex Technology Limit      $1,620.00      $1,620.00          $0.00          30.00          $0.00
Intacta Limited                   $405.00          $0.00          $0.00          $0.00        $405.00
IPEX Computers Limited         $14,122.00          $0.00     $10,960.32          $0.00      $3,161.68
Law & Economic Consulting         $227.81        $227.81          $0.00          $0.00          $0.00
Livestock Improvement Cor       $1,113.75      $1,l13.75          $0.00          $0.00          $0.00
Mace Engineering Ltd            $2,120.63      $2,120.63          $0.00          $0.00          $0.00
MAF Regulatory Authority        $3,948.76          $0.00          $0.00      $3,948.76          $0.00
Mail Exchange NZ Ltd            $2,018.25      $2,018.25          $0.00          $0.00          $0.00
McCann-Ercikson Limited           $634.50        $634.50          $0.00          $0.00          $0.00
Ministry of Forestry            $3,217.50          $0.00          $0.00          $0.00      $3,217.50
Ministry of Health             $28,125.00     $28,125.00          $0.00          $0.00          $0.00
New Zealand Dairy Board        $68,782.50     $15,356.25     $20,823.75     $11,137.50     $21,465.00
NZ Dairy Foods Ltd             $26,261.24     $19,888.11      $6,373.13          $0.00          $0.00
Omron Electrical Ltd            $7,049.30        $190.13      $2,676.38      $1,023.76      $3,159.03
Open Media Solutions Ltd          $540.00          $0.00          $0.00          $0.00        $540.00
Oracle Corporation                $405.00        $405.00          $0.00          $0.00          $0.00
Peace Computers                 $3,442.50      $3,442.50          $0.00          $0.00          $0.00
Poseidon Consultants            $3,442.50      $3,442.50          $0.00          $0.00          $0.00
Provoust Hart (NZ) Ltd          $2,763.00          $0.00          $0.00          $0.00      $2,763.00
Quantum Software Systems          $303.75        $303.75          $0.00          $0.00          $0.00
SCIANZ                            $472.50          $0.00          $0.00          $0.00        $472.50
Scienz                          $3,163.50          $0.00          $0.00      $3,163.50          $0.00
Sealcorp Computer Products      $4,528.38          $0.00          $0.00      $4,338.25        $190.13
SGS NZ                          $2,281.50      $2,281.50          $0.00          $0.00          $0.00
SGS NZ - Onehunga/Penros        $4,180.50      $1,863.00      $2,115.00          $0.00        $202.50
SGS NZ - Wellington                $33.75         $33.75          $0.00          $0.00          $0.00
South Pacific Tyres            $26,718.75     $20,652.19      $6,066.56          $0.00          $0.00
State Insurance Ltd            $24,775.66     $24,775.31          $0.35          $0.00          $0.00
Statistics New Zealand         $32,661.30     $32,661.28          $0.00          $0.00          $0.02
Systems Adivsory Services       $3,188.25      $3,188.25          $0.00          $0.00          $0.00
Task Technology                 $4,125.33          $0.00          $0.00          $0.00     -$4,125.33
Telecom New Zealand- IC         $1,603.13          $0.00      $1,603.13          $0.00          $0.00
Transit New Zealand            $20,591.73          $0.00          $0.00     $20,250.00        $341.73
Tranz Rail Ltd                    $759.38          $0.00        $569.54        $189.84          $0.00
Trilogy Business Systems        $4,927.50        $270.00        $135.00          $0.00      $4,522.50
Westpac Trust                   $3,015.00      $3,015.00          $0.00          $0.00          $0.00
Wilson & Horton                   $155.25          $0.00          $0.00          $0.00        $155.25
Worley Consultants              $1,620.00        $405.00        $135.00      $1,080.00          $0.00
                              -----------    -----------     ----------     ----------     ----------
                     Total:   $522,054.22    $340,929.20     $63,846.26     $59,745.36     $57,533.40
              AgingPercent:                        65.3%          12.2%          11.4%          11.0%
                              -----------    -----------     ----------     ----------     ----------

--------------------------------------------------------------------------------
AS AT 31/1497                     Salary        Leave Take      Entitle    Due
--------------------------------------------------------------------------------
Alexander     Justine             $55,000             3              4       1
--------------------------------------------------------------------------------
Bares         Andrew              $72,000            42             30     -12
--------------------------------------------------------------------------------
Carden        Greg                $72,000            27             40      13
--------------------------------------------------------------------------------
Cooke         David              $150,000            19             30      11
--------------------------------------------------------------------------------
Corlett       David              $170,000
--------------------------------------------------------------------------------
Diamond       Patricia            $35,000            30          21.25   -8.75
--------------------------------------------------------------------------------
Elmes         Gary               $140,000          20.5             40    19.5
--------------------------------------------------------------------------------
Hassan        Shane               $80,000            18             40      22
--------------------------------------------------------------------------------
Jacques       Bradley             $55,000             0              0       0
--------------------------------------------------------------------------------
Jarive        David               $72,000            26             40      14
--------------------------------------------------------------------------------
Kelly         Tina                $66,000            10           17.5     7.5
--------------------------------------------------------------------------------
MacClure      Warren              $40,000             3           3.75    0.75
--------------------------------------------------------------------------------
Manson        Ivan                $90,000             3             12       9
--------------------------------------------------------------------------------
Monk          Bruce               $50,000          26.5             30     3.5
--------------------------------------------------------------------------------
Newdick       Carl                $60,000             3          11.75    8.75
--------------------------------------------------------------------------------
Sinclair      Murray              $82,000            29             30       1
--------------------------------------------------------------------------------
Slagter       Bernadine           $60,000             5          11.75    5.75
--------------------------------------------------------------------------------
Suh           Young               $67,000            32           37.5     5.5
--------------------------------------------------------------------------------
Transom       Tony                $55,000         33.75          33.75       0
--------------------------------------------------------------------------------
Usher         Bruce               $65,000            15             30      15
--------------------------------------------------------------------------------
White         Penny               $52,500             3           6.25    3.25
--------------------------------------------------------------------------------
Wilkes        Patrick             $50,000             0           3.75       0

                CHANGE OF DIRECTORS AND PARTICULARS OF DIRECTORS
                                                                         Form 11

               ---------------------------------------            --------------
                                                                  Company Number
Company Name   Pritech Corporation Limited                           AK413669
               ---------------------------------------            --------------

--------------------------------------------------------------------------------
* Change of Name or Residential Address of Director

           ---------------------------                --------------------------
Director's                               Former
Surname                                  Surname*
           ---------------------------                --------------------------

           ---------------------------                --------------------------
First                                    Former First
Name(s)                                  Name(s)*

           ---------------------------                --------------------------
Residential                              Former
Address                                  Residential
                                         Address*


           ---------------------------                --------------------------


Date of Change -----   -----   ------        * Complete only if applicable
                Day    Month    Year


--------------------------------------------------------------------------------

Set out below are the names and residential addresses of the directors of the above named company at the date on which this notice is signed.

--------------------------------------------------------------------------------
Name *                               Residential Address
--------------------------------------------------------------------------------
CORLETT, David William               10 Barlow Place
                                     Birkenhead
                                     Auckland

COOKE, David                         39 Northland Road
                                     Northland
                                     Wellington

ELMES, Gary                          6 Atarua Gardens
                                     Waiatarua
                                     West Auckland
--------------------------------------------------------------------------------

*Please give Surname in BLOCK letters followed by first(s)

Signature of Director / Authorised Person    /s/ David Corlett      Date 14/8/97
                                             -----------------           -------
Name of Director / Authorised Person         David Corlett

                                  ANNUAL RETURN


Table of Shareholders

Note: If the company is a parry to a listing agreement with a Stock Exchange registered under the Sharebrokers Act 1908, only supply the requested information as follows:

       (i)- If there is only one class of shares, the person holding the 10 largest numbers of shares; or

       (ii)- If there is more than one class of shares, the persons holding the ten largest numbers of shares in each class.

--------------------------------------------------------------------------------
Full Name (in case of a natural person   Address                No. of shares
please state the surname in block                               (if (ii) above
letters followed by a first name(s))                            applies, specify
                                                                the different
                                                                classes)
--------------------------------------------------------------------------------

CORLETT DAVID WILLIAM                    10 Barlow Place             71000
                                         Birkenhead Auckland

COOKE DAVID                              39 Northland Rd.            35333
                                         Northland, Wellington

ELMES GARY                                                           20646

                                 CONSTITUTION OF
                           PRITECH CORPORATION LIMITED
                                                                           DRAFT

1.     Constitution and the Companies Act

       The provisions of the Companies Act 1993 ("the Act") are negated, modified, adopted and extended by this constitution as hereinafter provided.

CALLS ON SHARES

2.     Directors may make calls

       The directors may from time to time make such calls as they think fit upon the shareholders in respect of any moneys unpaid on their shares and not by the conditions of issue thereof made payable at a fixed time or times, and each shareholder shall, subject to receiving at least 14 days' written notice specifying the time or times and place of payment, pay to the company at the time or times and place so specified the amount called. A call may be revoked or postponed as the directors may determine.

3.     Timing of calls

       A call may be made payable at such times and in such amount as the directors may decide.

4.     Liability of joint holders

       The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

5.     Interest

       If a sum called in respect of a share is not paid before or on the time appointed for payment thereof, the person from whom the sum is due shall pay interest on that sum from the time appointed for payment thereof to the time of actual payment at such rate not exceeding 10% per annum as the directors may determine, but the directors shall be at liberty to waive payment of that interest wholly or in part.

6.     Instalments

       Any sum which by the terms of issue of a share becomes payable on issue or at any fixed time shall for all purposes be deemed to be a call duly made and payable at the time at which by the terms of issue the same becomes payable, and in case of non-payment all the relevant provisions hereof relating to payment of interest and expenses, forfeiture, or otherwise shall apply as if the sum had become payable by virtue of a call duly made and notified.

7.     Differentiation as to amounts

       The directors may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment.

FORFEITURE OF SHARES

8.     Notice of default

       If any person liable therefor fails to pay any call or any instalment thereof at the time appointed for payment thereof, the directors may at any time thereafter serve notice on such person requiring payment of the moneys unpaid together with any interest which may have accrued.

9.     Final payment date

       The notice shall name a further day (not earlier than the expiration of 14 days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that, in the event of non-payment on or before the time appointed, the shares in respect of which the money was owing will be liable to be forfeited.

10.    Forfeiture

       If the requirements of any such notice are not complied with, any share in respect of which the notice has been given may be forfeited at any time before the required payment has been made, by a resolution of the directors to that effect. Such forfeiture shall include all dividends and bonuses declared in respect of the forfeited share and not actually paid before the forfeiture.

11.    Sale of forfeited shares

       A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the directors in their sole discretion think fit and, at any time before a sale or disposition, the forfeiture may be cancelled on such terms as the directors think fit. If any forfeited share shall be sold within 12 months of the date of forfeiture, the residue, if any, of the proceeds of sale after payment of all costs and expenses of such sale or any attempted sale and all moneys owing in respect of the forfeited share and interest thereon as aforesaid shall be paid to the person whose share has been forfeited or to such person's executors, administrators or assigns.

12.    Cessation of shareholding

       A person whose share has been forfeited shall cease to be a shareholder in respect of the forfeited share, but shall, nevertheless, remain liable to pay to the company all money which, at the time of forfeiture, was payable by such person to the company in respect of the share, but that liability shall cease if and when the company receives payment in full of all such money in respect of the share.

13.    Evidence of forfeiture

       A statutory declaration in writing declaring that the declarant is a director of the company and that a share in the company has been duly forfeited on a date stated in the declaration shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.

14.    Validity of sale

       The company may receive the consideration, if any, given for a forfeited share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of, and such person shall thereupon be registered as the holder of the share and shall not be bound to see to the application of the purchase money, if any, nor shall such person's title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

TRANSFER OF SHARES

15.1.  Freedom to transfer is qualified

       Every  change in the  ownership  of shares in the  capital of the company
       shall  be  subject  to  the  limitations  and  restrictions   hereinafter
       provided.

15.2.  Pre-emptive provisions

       No share in the capital of the company shall be sold or transferred by any shareholder unless and until the tights of pre-emption hereinafter conferred have been exhausted.

15.3.  Transfer notice and fair price

       Every shareholder including the personal representative of a deceased shareholder or the assignee of the property of a bankrupt shareholder wanting to sell or transfer any share or shares shall give notice in writing to the directors of the desire to sell or transfer such share or shares. If such notice includes several shares it shall not operate as if it were a separate notice in respect of each such share, and the proposing transferor shall be under no obligation to sell or transfer some only of the shares specified in such notice. Such notice shall be irrevocable and shall be deemed to appoint the directors the proposing transferor's agent to sell such shares in one or more lots to any shareholder or shareholders of the company (including the directors or any of them) at a price to be agreed upon between the party giving such notice and the directors or, failing agreement between them within 28 days of the directors receiving such notice, at a fair price to be determined on the application of either party by a person to be nominated by the chairperson for the time being of the Auckland District Law Society. Such person, when nominated, and in certifying the sum which in that person's opinion is the fair price for the share, shall be considered to be acting as an expert and not as an arbitrator and accordingly the Arbitration Act 1908 and any subsequent modifications or re-enactment thereof shall not apply.

15.4.  Offer to shareholders and consequent sale

       Upon the price for such shares being agreed on or determined as aforesaid (as the case may be), the directors shall forthwith give notice to each of the shareholders (other than the person wanting to sell or transfer such shares) stating the number and price of such shares and inviting each of the shareholders to whom the notice is given to state in writing within 21 days from the date of the notice whether such shareholder is willing to purchase any and, if so, what maximum number of such shares. At the expiration of 21 days from the date of the notice the directors shall apportion such shares amongst the shareholders (if more than one) who have expressed a desire to purchase the same and as far as may be pro rata according to the number of shares already held by them respectively, or if there be only one such shareholder, the whole of such shares shall be sold to that shareholder, provided however, that no shareholder shall be obliged to take more than the maximum number of shares stated in that shareholder's response to such notice. Upon such apportionment being made or such one shareholder notifying such shareholder's willingness to purchase, as the case may be, the party wanting to sell or transfer such share or shares shall be bound, upon payment of the said price, to transfer such share or shares to the respective shareholders or shareholder who have or has agreed to purchase the same and, in default thereof, the directors may receive and give a good discharge for the purchase money on behalf of the party wanting to sell and enter the name of the purchasers or purchaser in the share register as holder of such share or shares so sold.

15.5.  Sale of shares not taken by shareholders

       In the event of all of such shares not being sold under the preceding sub-clause within 60 days of the directors receiving notice under clause
       15.3 hereof, the party wanting to sell or transfer shall be at liberty within a further period of 30 days to sell the shares not so sold, but not a portion only, to persons who are not shareholders, provided however, that such party shall not sell them for a price less than the price at which the same have been offered for sale to the shareholders as aforesaid, but every such sale shall nevertheless be subject to the provisions of clause 16 hereof.

15.6.  Family transactions

       Any share may be transferred by a shareholder to, or to trustees for, any husband or wife or child or grandchild or son-in-law or daughter-in-law of that shareholder, and any share of a deceased shareholder may be transferred by his or her executors or administrators to any husband or wife or child or grandchild or son-in-law or daughter-in-law of the deceased shareholder, and any share held by trustees under any such trust as aforesaid may be transferred to any beneficiary (being a husband or wife or child or grandchild or son-in-law or daughter-in-law of such shareholder) of such trust, and shares standing in the name of the trustee of the will of any deceased shareholder or trustees under any such trust as aforesaid may be transferred upon any change of trustees for the time being of such will or trust, and the restrictions contained in the preceding clauses 15.2 to 15.5 hereof inclusive shall not apply to any transfer authorised by this sub-clause but every such transfer shall nevertheless be subject to the provisions of clause 16 hereof.

REFUSAL TO REGISTER TRANSFERS

16.    Directors' right to refuse registration

       Subject to compliance with the provisions of section 84 of the Act, the directors may refuse or delay the registration of any transfer of any share to any person whether an existing shareholder or not:

       (a)    if so required by law;

       (b) if registration would impose on the transferee a liability to the company and the transferee has not signed the transfer;

       (c) if a holder of any such share has failed to pay on due date any amount payable thereon either in terms of the issue thereof or in accordance with the constitution (including any call made thereon);

       (d)    if the transferee is an infant or a person of unsound mind;

       (e)    if the transfer is in respect of more than one class of shares;

       (f) if the transfer is not accompanied by such proof as the directors reasonably require of the right of the transferor to make the transfer;

       (g) if the pre-emptive provisions contained in clause 15 hereof have not been complied with.

       (h) if the directors acting in good faith decide in their sole discretion that registration of the transfer would not be in the best interests of the company and/or any of its shareholders.

NEW ISSUE OF SHARES

17.    Disposal of unwanted new shares

       New shares offered to shareholders pursuant to section 45 of the Act and not accepted within the prescribed time or in respect of which an intimation is received from the person to whom the offer is made declining such offer may be disposed of by the directors in such manner as they think most beneficial to the company. If they shall dispose of any such share at a price in excess of that at which it was offered to a shareholder, they may in their discretion pay the whole or any part of such excess to such shareholder.

ACQUISITION OF COMPANY'S OWN SHARES

18.    Authority to acquire own shares

       For the purposes of sections 59 and 60(l)(b)(ii) of the Act, the company is hereby expressly authorised to purchase or otherwise acquire shares issued by it.

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

19.1.  First Schedule modified

       The First Schedule to the Act is modified as hereinafter provided.

19.2.  Chairperson

       Subclause 1(2) of the First Schedule to the Act is deleted and replaced with the following:

              "1(2) If no chairperson of the board has been elected, or if at any meeting of shareholders the chairperson of the board is not present within 15 minutes of the time appointed for the commencement of the meeting, the directors present shall elect one of their number to be chairperson of the meeting. If at any meeting no director is willing to act as chairperson, or if no director is present within 15 minutes of the time appointed for holding the meeting, the shareholders present shall choose one of their number to be chairperson of the meeting."

19.3.  Notice of meetings

       Clause 2 of the First Schedule to the Act is amended as follows:

       (a)    by deleting  subclause  (4) and  replacing it with the  following:
              "(4) The chairperson may, and if so directed by the meeting shall, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting";

       (b) by adding the following subclause: "(5) The accidental omission to give a notice of a meeting to, or the non-receipt of a notice of a meeting by, any person entitled to receive notice thereof shall not invalidate the proceedings at that meeting."

19.4.  Voting

       Clause 5 of the First Schedule to the Act is amended as follows:

       (a)    by deleting subclause (7) and replacing it with the following:

              "(7) In the case of an equality of votes, whether voting is by voice or show of hands or poll, the chairperson of the meeting shall be entitled to a second or casting vote";

       (b)    by adding the following subclauses:

              "(9) Subject to any rights or restrictions for the time being attached to any class of shares, every shareholder present in person or by proxy and voting by voice or on a show of hands shall have one vote."

              "( 10) The chairperson may demand a poll on a resolution either before or after a vote thereon by voice or on show of hands."

              "(11) The demand for a poll may be withdrawn."

              "(12) Except as provided in subclause

              (13), if a poll is duly demanded it shall be taken in such manner as the chairperson directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded." "(13) A poll demanded on the election of a chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and place as the chairperson of the meeting directs, and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll."

19.5.  Proxies

       Clause 6 of the First Schedule to the Act is amended by adding thereto the following subclauses: "(6) A proxy form shall be sent with each notice calling a meeting of the company." "(7) An instrument appointing a proxy shall be in the following form or a form as near thereto as circumstances admit:


                       ___________________________ LIMITED


                          INSTRUMENT APPOINTING A PROXY


I/We ________________________________________________________

of___________________________________________________________

being a member of____________________________________________ Limited

hereby appoint ______________________________________________
[print name of proxy]

of___________________________________________________________

or failing him/her __________________ of_____________________

as my/our proxy to vote for me/us on my/our behalf at the ___ the Annual/Special

Meeting of the company to be held at ________________________ on commencing at ___________ am/pm [or all meetings of

the company held within 12 months of the date hereof] and at any adjournment of any such meeting.


Signed this __________ day of______________________________


[Usual signature/s]"

       "(8) Where it is desired to afford shareholders an opportunity of voting for or against a resolution, the instrument appointing a proxy shall be in the following form or a form as near thereto as circumstances admit:


                      ____________________________ LIMITED


                          INSTRUMENT APPOINTING A PROXY

I/We ____________________________________________________

of_______________________________________________________


being a member of _______________________________________ Limited hereby appoint __________________________________________
[print name of proxy]

of_______________________________________________________

or failing him/her ______________________________________

of_______________________________________________________

as my/our proxy to vote for me/us on my/our behalf at the ___ the Annual/Special

Meeting of the company to be held at __________________ on _____________________

commencing at ___________ am/pm and at any adjournment thereof

I/We direct my/our proxy to vote in the following manner

                                                     Vote with a tick

Resolutions                                       For             Against

1. ______________________________   ____          ____             ____

2. ______________________________   ____          ____             ____


Signed this ____________ day of_______________________


[Usual signature/s]"

       "(9) A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the appointor or revocation of the proxy or revocation of the authority under which the proxy was executed, or the transfer of any share in respect of which the proxy is given, if no intimation in writing of such death, insanity, revocation or transfer as aforesaid has been received by the company before the start of the meeting or adjourned meeting at which the proxy is used."

       "(10) The instrument appointing a proxy and a power of attorney or other authority, if any, under which it is signed or a notarially certified copy of that power or authority shall be deposited at the registered office of the company or at such other place within New Zealand as is specified for that purpose in the notice convening the meeting not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll, not less than 24 hours before the time appointed for the taking of the poll, and in default, the instrument of proxy shall be treated as invalid."

19.6.  Postal votes

       Clause 7 of the First Schedule to the Act providing for postal votes is deleted.

19.7.  Resolutions in lieu of meeting

       A shareholders' resolution in lieu of meeting authorised by section 122 of the Act may consist of several documents in like form, each signed by one or more shareholders. A facsimile of any such signed resolution shall be as valid and effectual as the original signed document with effect from completion of its transmission.

DIRECTORS

20.    Number of directors

       The minimum and maximum number of directors may be determined from time to time by the board, and unless so determined, the minimum number shall be one and there shall be no maximum number.

21.    Tenure of office

       Each director of the company shall hold office until:

       (a)    removal in accordance with the constitution; or

       (b)    vacation of office pursuant to section 157 of the Act; or

       (c) vacation of office resulting ipso facto from being absent without permission of the directors from three consecutive meetings of the directors.

22.1.  Appointment and removal of directors

       Section 153 of the Act is qualified as hereinafter provided.

22.2.  Appointment by shareholders

       The directors of the company shall be such person or persons as may from time to time be appointed either by the shareholders by ordinary resolution or by notice in writing to the company signed by the holder or holders of a majority of the shares in the capital of the company but so that the total number of directors shall not at any time exceed the maximum number, if any, fixed pursuant to clause 20 hereof Every director shall hold office subject to the provisions of this constitution and may at any time be removed from office by ordinary resolution of the shareholders or by notice in writing to the company signed as aforesaid. Directors may be appointed individually or together unless the shareholders by ordinary resolution require any director's appointment to be voted on individually.

22.3.  Appointment by directors

       The directors shall have power at any time and from time to time to appoint any person to be a director either to fill a casual vacancy or as an additional director but so that the total number of directors shall not at any time exceed the maximum number, if any, fixed pursuant to clause 20 hereof

23.    Cross directorships

       A director of the company may be or become a director or other officer of, or otherwise interested in, any company promoted by the company or in which the company may be interested as shareholder or otherwise, and no such director shall be accountable to the company for any remuneration or other benefits received by him or her as a director or officer of, or from his or her interests in, any such other company unless the company otherwise directs or the law requires.

24.    Professional directors

       Any director may act by himself or herself or his or her firm in a professional capacity for the company, and a director or firm shall be entitled to remuneration for professional services as if he or she were not a director provided that nothing herein contained shall authorise a director or his or her firm to act as auditor to the company.

25.    Directors' gratuities

       Subject to the provisions of section 161 of the Act the directors on behalf of the company may:

       (a) pay a gratuity or pension or allowance on retirement to any director of the company or in the case of a director's death to his or her spouse or dependants; and

       (b) make contributions to any fund and pay premiums for the purchase or provision of any such benefit.

       The amount so paid or used as a base for calculating any such benefit shall not, without the sanction of an ordinary resolution of shareholders, exceed the total remuneration paid by the company to such director as a director in respect of any three financial years selected by the directors during which he was a director. All such benefits paid or payable shall be in addition to normal amounts or benefits paid or payable to any such director from any superannuation scheme established by the company or any of its subsidiaries.

26.    Alternate directors

       Each director shall have the power from time to time to nominate, by notice in writing to the company, any person not already a director and who is acceptable to the majority of other directors to act as an alternative director in his or her place either for a specified period or generally during the absence from time to time of such director and in like manner to remove any such alternate director. Unless otherwise provided for by the terms of his or her appointment, an alternative director shall have the same rights, powers and privileges (including the tight to receive notice of meetings of directors but excluding the power to appoint an alternative director) and shall discharge all the duties of and be subject to the same provisions as the director in whose place he or she acts. An alternate director shall not be remunerated otherwise than out of the remuneration of the director in whose place he or she acts and shall ipso facto vacate office if and when the director in whose place he or she acts vacates office. Any notice appointing or removing an alternate director may be given by delivering the same or by sending the same through the post or by facsimile to the company and shall be effective as from the receipt thereof

27.1.  Proceedings of directors

       The provisions of the Third Schedule to the Act are deleted and replaced as hereinafter provided.

27.2.  Regulation of meetings, quorum and convening

       The directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they think fit. The quorum necessary for the transaction of business by the directors may be fixed by the directors and, unless so fixed, shall be the majority of the directors. A director may, and an employee at the request of a director shall, at any time, by any means of communication, summon a meeting of the directors. It shall not be necessary to give notice of a meeting of directors to any director for the time being absent from New Zealand.

27.3.  Voting

       Questions arising at any meeting of directors shall be decided by a majority of votes. In cases of an equality of votes the chairperson shall have a second or casting vote, provided that where two directors form a quorum and only two directors entitled to vote are present at a meeting, the chairperson of such meeting shall not have a second or casting vote. No business shall be transacted when a quorum is not present.

27.4.  Vacancies

       The continuing directors may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number necessary for a quorum, the continuing directors or director may act only for the purpose of increasing the number of directors to the number necessary for a quorum or for the purpose of summoning a special meeting of the company

27.5.  Chairperson

       The directors may elect a chairperson of their meetings and determine the period for which he or she is to hold office; but if no such chairperson is elected, or if at any meeting the chairperson is not present within five minutes after the time appointed for the meeting, the directors present may choose one of their number to be chairperson of the meeting.

27.6.  Resolution in writing

       A resolution in writing, signed by all the directors for the time being entitled to receive notice of a meeting of the directors, shall be as valid and effectual as if it had been passed at a meeting of directors duly convened and held. Any such resolution may consist of several documents in like form, each signed by one or more directors. A facsimile of any such signed resolution shall be as valid and effectual as the original signed document with effect from completion of its transmission.

27.7.  Method of meeting

       A meeting of the directors may be held either:

       (a) by a number of the directors who constitute a quorum being assembled together at the place, date and time appointed for the meeting; or

       (b)    by means of audio, or audio and visual, communication by which all
              directors    participating   and   constituting   a   quorum   can
              simultaneously hear each other throughout the meeting.

27.8.  Minutes

       The directors shall ensure that minutes are kept of all proceedings at meetings of the directors.

DIRECTOR'S INDEMNITY

28.    Indemnity authorised

       The company is hereby expressly authorised to indemnify and/or insure any director or employee against liability for acts or omissions and/or costs incurred in connection with claims relating thereto of the type specifically contemplated by subsections (3), (4) and (5) of section 162 of the Act to the maximum extent permitted by those subsections.

DIVIDENDS

29.    Dividends on shares not fully paid up to be paid pro rata

       Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, all dividends on shares not fully paid up shall be authorised and paid in proportion to the amount paid to the company in satisfaction of the liability of the shareholder to the company in respect of the shares either under the constitution of the company or pursuant to the terms of issue of the shares. No amount paid or credited as paid on a share in advance of calls shall be treated for these purposes as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid, but if any share is issued on terms providing that it shall rank for dividend as from a particular date that share shall rank for dividend accordingly.

30.    Deduction of unpaid calls

       The directors may deduct from any dividend payable to any shareholder any sums of money, if any, currently payable by such shareholder to the company on account of calls or otherwise in relation to the shares on which such dividends are payable.

31.    Payment by cheque or warrant

       Any dividend, interest, or other money payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or, in the case of joint holders, to the registered address of that one of the joint holders who is first named in the share register or to such person and to such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any dividends, bonuses, or other money payable in respect of the shares held by them as joint holders.

32.    No interest

       No dividend shall bear interest against the company.

33.    Unclaimed dividends

       All dividends unclaimed for one year after having been authorised may be invested or otherwise made use of by the board for the benefit of the company until claimed, and all dividends unclaimed for five years after having been declared may be forfeited by the board for the benefit of the company. The board may, however, annul any such forfeiture and agree to pay a claimant who produces, to the boards satisfaction, evidence of entitlement to the amount due to such claimant, unless in the opinion of the board such payment would embarrass the company

NOTICES

34.    Service

       A notice may be served by the company upon any director or shareholder either personally or by posting it by fast post in a prepaid envelope or package addressed to such director or shareholder at such person's last known address or by delivery to a document exchange or by facsimile to the facsimile telephone number of such director or shareholder.

35.    Time of service by facsimile

       A notice served by facsimile shall be deemed to have been served on the day following completion of transmission thereof.

36.    Time of service by post

       A notice sent by post or delivered to a document exchange shall be deemed to have been served:

       (a) in the case of a person whose last known address is in New Zealand, at the expiration of 48 hours after the envelope or package containing the same was duly posted or delivered in New Zealand; and

       (b) in the case of a person whose last known address is outside New Zealand, at the expiration of seven days after the envelope or package containing the same was duly posted by fast post in New Zealand.

37.    Proof of service

       In proving service by post or delivery to a document exchange it shall be sufficient to prove that the envelope or package containing the notice was properly addressed and posted or delivered with all attached postal or delivery charges paid. In proving service by facsimile, it shall be sufficient to prove that the document was properly addressed and sent by facsimile.

38.    Service on joint holders

       A notice may be given by the company to the joint holders of a share by giving the notice to the joint holder first named in the share register in respect of the share.

39.    Service on representatives

       A notice may be given by the company to the person or persons entitled to a share in consequence of the death or bankruptcy of a shareholder by addressing it to such person or persons by name or by title or by any appropriate description, at the address, if any, within New Zealand supplied for the purpose by the person or persons claiming to be so entitled, or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

LIQUIDATION

40.    Distribution of surplus assets

       Subject to the terms of issue of any shares in the company and to clause 41, upon the liquidation of the company the assets, if any, remaining after payment of the debts and liabilities of the company and the costs of winding-up ("the surplus assets") shall be distributed among the shareholders in proportion to their shareholding provided, however, that the holders of shares not fully paid up shall receive only a proportionate share of their entitlement being an amount which is in proportion to the amount paid to the company in satisfaction of the liability of the shareholder to the company in respect of the shares either under the constitution of the company or pursuant to the terms of issue of the shares.

41.    Distribution in specie

       Upon a liquidation of the company, the liquidator, with the sanction of an ordinary resolution of shareholders and any other sanction required by law, may divide amongst the shareholders in kind the whole or any part of the assets of the company (whether they consist of property of the same kind or not) and may for that purpose set such value as the liquidator deems fair upon any property to be divided as aforesaid and may determine how the division shall be carried out as between the shareholders or different classes of shareholders. The liquidator may, with the like sanction, vest the whole or any part of any such assets in trustees upon such trusts for the benefit of the shareholders as the liquidator thinks fit, but so that no shareholder shall be compelled to accept any shares or other securities whereon there is any liability.

REMOVAL FROM THE NEW ZEALAND REGISTER

42.    Directors may apply for removal

       In the event that:

       (a) the company has ceased to carry on business, has discharged in full its liabilities to all its known creditors, and has distributed its surplus assets in accordance with its constitution and the Act; or

       (b) the company has no surplus assets after paying its debts in full or in part, and no creditor has applied to the Court under section 241 of the Act for an order puffing the company into liquidation;

       the board of directors may in the prescribed form request the Registrar to remove the company from the New Zealand register.



                                    Certified as the constitution of the company

                                    --------------------------------------------
                                                                       Applicant

                                                                       ---------
                                                                       project
                                                                       manager
                                                                       workbench
                                                                       ---------

14 June 1988


Mr Gary Limes
2/35 Kowai Street
St Heliers
AUCKLAND

Dear Gary

I am very pleased to hear that you have decided to join Corlett Enterprises Ltd as a Technical Consultant commencing Tuesday, 21st June 1988.

Below are the board details of the terms and conditions of your employment.

       1) Your gross annual salary will be $41,000 p.a. to be reviewed after six months. In addition to your base salary there will be a profit dependent bonus of approximately 10% paid at the end of March 1988. This bonus will be based on the profitability of your projects through a formular to be determined on a consultation with yourself before the 30 June.

       2) Holiday entitlement is four weeks per annum (20 working days) to be taken in the twelve months from date of employment, and from anniversary date of employment each year.

       3) The company will pay all reasonable travel and hotel expenses, etc, when you are working away from home.

       4) One month's notice in writing will be required by either party to terminate this employment contract.

Would you kindly confirm your acceptance of the above terms by signing and returning the copy of letter attached. I look forward to you joining Corlett Enterprises in its future ventures.

Yours sincerely
Corlett Enterprises Ltd


/s/ David Corlett                                 /s/ Gary Elmes    14/6/88
-----------------------------                     ------------------------------
David Corlett                                     PMW Centre
Director                                          Corlett Enterprises Ltd
                                                  Elders House 60 ILLEGIBLE

                            OBJECTIVES FOR GARY ELMES


1    To reduce the problem RFS's to 2 a month from the 1st. October 1988.

2    To obtain 10 chargeable days per month from 1 October 1988.

3 From the 1st. August 1988 ensure that the Works Vax is available 95% of the time during the working (8.00 to 18.00) day.

4    To obtain a working knowledge of a designated 4GL by 1st. February 1989.

5 To gain a working knowledge of the Project Management products by 1st. November 1988.


Plan of Action

1    Attend PMW and Bridge courses in July, August and September.

                                                                       ---------
                                                                       project
                                                                       manager
                                                                       workbench
                                                                       ---------

28 July 1988
David Cook
8 Ressiten Ave
Waterloo
Lower Hutt

Dear David

I am very pleased to hear that you have decided to join Corlett Enterprises Ltd as a Consultant commencing Tuesday, 1st October 1988.

Below are the board details of the terms and conditions of your employment.

1) Your gross salary will be $45,000 p.a. to be reviewed annually, the use of a car, similar to your current one, a petrol allowance and free rental of telephone. In addition you will receive a commission of 10% on all fees you earn after the first $6,000 per month, and 3% on any other person you place for the company.

2) Holiday entitlement is four weeks per annum (20 working days) to be taken in the twelve months from date of employment, and from anniversary date of employment each year.

3) The company will pay all reasonable travel and hotel expenses, etc, when you are working away from home.

4) One month's notice in writing will be required by either party to terminate this employment contract.

Would you kindly confirm your acceptance of the above terms by signing and returning the copy of letter attached. I look forward to you joining Corlett Enterprises in its future ventures.


Yours sincerely
CORLETT ENTERPRISES LTD


/s/ David Corlett                            /s/ David Cooke  17/8/88
--------------------------                   ----------------------------
David Corlett                                PMW Centre
DIRECTOR                                     ILLEGIBLE

     Corlett Enterprises                                     B Rossiter Avenue
     PMW Centre                                              Waterloo
     PD Box 8508                                             Lower Hutt
     Simon Street
     Auckland                                                5th August 1988


Mr David Corlett


Dear Dave,

Thank you for your letter regarding the offer of a position with Corlett Enterprises.

As we discussed on Wednesday evening, 3rd August 1988, I would just like you to clarify a few points before I formally accept your offer. I think the points we discussed were as follows;

     1. What rate of commission will I recieve for;

        - Sales or leads to sales for PMW or other products.           2 1/2%

        - Fees for people placed on training courses.                  ILLEGIBLE

        - Fees for training courses given.                             ILLEGIBLE

        - Any sales or fees earned by people other than myself at NZR. 3%

     2. The position of commission payable in the case where a client has agreed to take a set number of days consultancy per month and days are moved from one month to another e.g. NZR agree to 9 days per month for 12 months and then in the first three months they use 18 days per month and no days in the final 3 months.

     3. At what point will commission be paid eg monthly.              ILLEGIBLE

If there is anything not included on this list, or any other matter you like to add or discuss please let me know.

I look forward to getting these final points clarified and joining you on the 1st October 1988.

Yours sincerely


/s/ David Cooke
---------------------
David Cooke.

                                     pritech
                         PROJECT INFORMATION TECHNOLOGY
                       (A DIVISION OF CORLETT ENTERPRISES)


                             Memorandum of Directors
                                       of
                             Corlett Enterprises Ltd
                                1st November 1988

--------------------------------------------------------------------------------

In line with senior employees of the company:

1. The directors holiday entitlement will be four weeks (20 working days) per annum;

2.   The directors sick leave entitlement is ten (10) working days;

3. The company will pay all reasonable travel and hotel expenses, etc, when directors are working away from home; and

4.   The company will pay car running costs, parking and telephone charges.



/s/ S.M. Corlett
-------------------
S.M. Corlett


/s/ D.W. Corlett
-------------------
D.W. Corlett

                      Salaries & Remuneration for Directors

1 - Remuneration for 1st May 1997 onwards shall be as follows:DCA $170k pa plus car, car park, health insurance, DCW $150k pa plus car, car park, health insurance; GEA $140k pa plus car park, health insurance, internet bill. Salaries to be reviewed after 2 years.

2 - Policy for paying dividends to be:

    No dividend for YE April 1997;

    No dividend in any year unless taxable profit growth has been 15% over the previous year and averaged at least 15% over the previous two years;

    No dividend in any year where or to the extent that this will bring shareholders funds below 10% of gross revenues for the year on which dividends are being considered;

No dividend where or to the extent that payment of a dividend would put the directors in breach of their fiducary obligations to maintain company liquidity.

Date           Prob. Company /     Opportunity         Product             Month     ValueCycle       Status
                     Division      type
==============================================================================================================
04/02/98 Auckland
            50%
04/02/98       NZ Dairy Foods/     Leave Application   Consulting          03/98       $3,000 Open    Proposal
               Main                system

09/02/98 Auckland
            50%
09/02/98       NZI Insurance/      Architecture        Consulting,Lotus    04/98      $10,OOO Open    Proposal
               Main                review              Administration,M
                                                       Companions
11/02/98 Auckland
             0%
11/02/98       Pritech / Auckland  Example             ABTRepo/TW          09/98       $1,000 Open    Inquiry

12/02/98 Auckland
            50%
12/02/98       Clear               Notes based         NotesDomino         03/98      $55,OOO Open    Proposal
               Communications      Documentation
               Ltd / Main          Management

12/02/98 Wellington
            90%
12/02/98       Royal &             Notes               NotesDomino         03/98      $50,OOO Open    Closure
               SunAlliance Life/   Infrastructure
               Main                Implementation

13/02/98 Wellington
            50%
13/02/98       NZ Post / Main      Project             NotesDomino         03/98      $50,OOO Open    Proposal
                                   Management

16/02/98 Wellington
           Approver%
16/02/98       NZ Police /         Repository/ABT      ABTRepo/TW          03/98      $20,OOO Open    On Track
               Policing 2000       Connect
               Strategy Group

16/02/98 (Not Categorized)
           100%
16/02/98       Statistics New      Notebooks on Line   NoteBOOKS           03/98      $50,000 Open    Collection
               Zealand /           Installation
               Wellington

16/02/98 Wellington
            20%
16/02/98       Statistics New      Domino.doc Demo     NotesDomino         03/98      $25,OOO Open    Demo/RFI
               Zealand /
               Wellington

16/02/98 Wellington
           100%
16/02/98       Ministry of Health/ Notebooks on Line   NoteBOOKS           03/98      $50,000 Open    Collection
               Main

16/02/98 Wellington
            90%
16/02/98       Horwath             Notes Installation  NotesDomino         03/98      $20,000 Open    Closure
               Wellington / Main

16/02/98 Wellington
             0%
16/02/98       AMP / Main          Outsourcing         Notes               03/98     $120,OOO Open    Lost
                                   Contract            Development, Lot
                                                       Administration

16/02/98 Wellington
           Approver%

16/02/98      IBM / Wellington     CSP renewals        ABTRepo/TW          03/98       $5,000 Open    On Track

16/02/98 (Not Categorized)
           0%

16/02/98      Accident             Project Office      ABTRepo/TW          03/98       $3,500 Open    Inquiry
              Compensation
              Corp / Main

Date           Prob. Company /     Opportunity         Product             Month     ValueCycle       Status
                     Division      type
==============================================================================================================
17/02/98 Wellington
            20%
17/02/98      Carson Group /       Notes Demo          NotesDomino         03/98      $30,000 Open    Demo/RFI
              Main

17/02/98 Wellington
            50%
17/02/98      The Open             Services proposal   Lotus End User      03/98      $10,OOO Open    Proposal
              Polytechnic of                           Applications
              New Zealand /
              Main Campus

17/02/98 Wellington
             0%
17/02/98      AMPlus / IT          ABT toolset         ABTRepo/TW          05/98      $50,000 0pen    On Track
              Services             training

17/02/98 Wellington
            10%
17/02/98      AMPlus / IT          GWI Help            GWI Help!           03/98      $30,000 Open    Inquiry
              Services             Installation

17/02/98 Wellington
            50%
17/02/98      Wang (NZ) Ltd /      Notes Basic         NotesDomino         03/98      $15,OOO Open    Proposal
              Christchurch         Training

18/02/98 Wellington
             0%
18/02/98       Arthur Andersen /   Project Risk        Project Risk        03/98       $2,8l2 Open    Inquiry
               Business
               Consulting

18/02/98 (Not Categorized)
            25%
18/02/98       Transit New         Web Site            NotesDomino         02/98      $30,000 Open    Request for
               Zealand / Main      Development                                                        proposal

20/02/98 (Not Categorized)
            95%
20/02/98       McCann-Ercikson     McCann PEET         PEET                03/98       $8,8OO Open    Delivery
               / Main

23/02/98 Auckland
            20%
23/02/98       Royal &             GWI Help            GWI Help!           04/98      $30,OOO Open    Demo/RFI
               SunAlliance Life /
               Main

23/02/98 Auckland
            90%
23/02/98       Mercury Energy/     360 App             360 application                $12,OOO Open    Closure
               HR

23/02/98 Auckland
            90%
23/02/98       Niro NZ / Main      Notes Install       NotesDomino         04/98      $50,000 Open    Closure

23/02/98 (Not Categorized)
            90%
23/02/98       McCann-Ercikson     PEET                PEET                03/98       $8,800 0pen    Closure
               / Main

23/02/98 (Not Categorized)
             50%
23/02/98       Auckland Rugby      Web Page            Domino              05/98      $30,OOO Open    Proposal
               Union / Auckland
               Blues

23/02/98 Auckland
            25%
23/02/98       Winters / Main      Learning Space       Learning Space       10/98      $20,000 Open  Request for
                                                                                                      proposal

23/02/98 Auckland

Date           Prob. Company /     Opportunity         Product             Month     ValueCycle       Status
                     Division      type
================================================================================================================
            50%
23/02/98       Coca-Cola Amatil    GWI Help            GWI Help!           04/98      $10,000 Open    Proposal
                 (NZ) Ltd / Main

23/02/98 Auckland
            60%
23/02/98       Financial Systems   GWI Help            GWI Help!           03/98      $10,OOO Open    Negotiation
               Ltd / Main

23/02/98 Auckland
            0%
23/02/98       MIRINZ Meat         ABT Repository      ABTRepo/TW          05/98     $132,OOO Open
               Research / Main

23/02/98 Auckland
           50%
23/02/98       Vita NZ / Main      Notes licenses      NotesDomino         03/98      $20,000 Open    Proposal

24/02/98 Wellington
           Consultant%
24/02/98       MAF Regulatory      1 Day PMW           ABTRepo/TW          03/98       $2,000 Open    Slightly Behind
               Authority / Main    Training                                                           Schedule

24/02/98 Auckland
           10%
24/02/98       Fletcher            GWI Help            GWI Help!           04/98      $20,000 Open    Inquiry
               Aluminium / Main

25/02/98 Auckland
            0%
25/02/98       Clear               PMW for Project     ABTRepo/TW          04/98      $20,000 Open    Inquiry
               Communications
               Ltd/Main

25/02/98 Wellington
            0%
25/02/98       ANZ Bank / Main     Repository Roll out ABTRepo/TW          03/98     $500,000 Open    Inquiry

25/02/98 Wellington
           10%
25/02/98       Tranz Rail Limited  GWI Help            GWI Help!           03/98      $15,000 Open    Inquiry
               / Main

25/02/98 Wellington
           10%
25/02/98       Tranz Rail Limited  Web Page Control    GWI Help!           03/98      $12,000 Open    Inquiry
               / Main

25/02/98 Wellington
           10%
25/02/98       Prudential          Help! expansion     GWI Help!           03/98      $12,000 Open    Inquiry
               Assurance Limited
               /Main

26/02/98 Auckland
           60%
26/02/98       Purity Foods /      Notes               Consulting          05/98      $20,000 Open    Negotiation
               Main                Development

26/02/98 (Not Categorized)
           100%
26/02/98       Statistics New      Notes Pump Pilot    NotesDomino         03/98      $20,OOO Open    Collection
               Zealand /
               Wellington

26/02/98 (Not Categorized)
            95%
26/02/98       MAF Regulatory      SLA                 Notes               03/98     $100,000 0pen    Delivery
               Authority / Main                        Development,No
                                                       Support

26/02/98 (Not Categorized)
            10%
26/02/98       New Zealand Dairy   Admin and           Lotus               03/98     $120,000 0pen    Inquiry
               Board / Main        Support SLA         Administration

Date           Prob. Company /     Opportunity         Product             Month     ValueCycle       Status
                     Division      type
=============================================================================================================
26/02/98 Auckland
           10%
26/02/98       Dynamic Controls    Service Database    NotesDomino         03/98      $25,000 Open    Inquiry
               Ltd / Main

26/02/98 Wellington
            0%
26/02/98       IBM / Wellington    Repository          ABTRepo/TW          03/98      $15,000 Open    Inquiry

26/02/98 Wellington
           10%
26/02/98       Ministry of         Fax Server          GWI Help!           03/98       $6,000 Open    Inquiry
               Transport / Main

27/02/98 Wellington
           10%
27/02/98       Axon Computer       Castrol support                         03/98      $12,000 Open    Inquiry
               Systems Ltd /
               Wellington

27/02/98 Wellington
           50%
27/02/98       Axon Computer       Document Routing                        03/98      $19,000 Open    Proposal
               Systems Ltd /
          `    Wellington

27/02/98 Wellington
            0%
27/02/98       BRANZ /             Training            ABTRepo/TW          03/98       $4,950 Open    Inquiry
               Wellington

27/02/98 Wellington
           10%
27/02/98       Caltex Oil (N.Z.)   Notes               NotesDomino                         $O Open    Inquiry
               Ltd/Main

27/02/98 Wellington
           10%
27/02/98       ECNZ / Twizel       Knowledge           Domino.doc          05/98      $50,000 Open    Inquiry
                                   Management

27/02/98 Wellington
           10%
27/02/98       Education Review    Annual Declaration                      03/98      $10,000 Open    Inquiry
               Office / Main       database

27/02/98 Wellington
           10%
27/02/98       Education Review    Web Development     NotesDomino         06/98      $20,000 Open    Inquiry
               Office / Main

27/02/98 Wellington
           10%
27/02/98       GNB                 Notes               NotesDomino         06/98      $10,000 Open    Inquiry
               Technologies /      implementation
               Main

27/02/98 Wellington
            0%
27/02/98       IBM / Wellington    Repository          ABTRepo/TW          04/98      $11,000 Open    Inquiry

27/02/98 Wellington
           10%
27/02/98       South Pacific       Contact                                 04/98      $10,000 0pen    Inquiry
               Tyres / Main        Management

27/02/98 Wellington
            0%
27/02/98       Totalisator Agency  Time Recording      ABTRepo/TW          07/98      $60,OOO Open    Inquiry
               Board (TAB). /
               Wellington

27/02/98 Wellington
           10%

Date           Prob. Company /     Opportunity         Product             Month     ValueCycle       Status
                     Division      type
==============================================================================================================
27/02/98       Transit New         Notes Support                           03/98      $10,OOO Open    Inquiry
               Zealand / Main

27/02/98 Wellington
           20%
27/02/98       AMPlus / IT         GWI Help            GWI Help!           03/98      $10,000 Open    Demo/RFI
               Services

27/02/98 Auckland
            0%
27/02/98       Fletcher Challenge  PMW                 ABT PWW             04/98       $5,000 Open    Inquiry
               Forest / Main

27/02/98 Auckland
           60%
27/02/98       Hunt Agencies /     Notes/GWI           GWI Contact         04/98      $17,000 Open    Negotiation
               Main                Contact

28/02/98 Auckland
           70%
28/02/98       Forest Research     Service Desk        GWI Help!           04/98      $10,000 Open    Product
               Inst. / Main                                                                           Evaluation

02/03/98 Auckland
            0%
02/03/98       Policy              Notes Intranet      NotesDomino         04/98     $233,000 Open    Lost
               Management
               Systems
               Corporation / Main

03/03/98 Auckland
           10%
03/03/98       Tranz Rail Limited  Notes                                   03/98           $0 Open    Inquiry
               / Main

03/03/98 Auckland
           10%
03/03/98       Pritech / Demo      Demo                GWI Help!           04/98      $10,000 Open    Inquiry

04/03/98 Wellington
           25%
04/03/98       Ministry of Health/ Web Site            NotesDomino         04/98       $5,000 Open    Request for
               Main                Development                                                        proposal

04/03/98 Wellington
           10%
04/03/98       NZ Police / INCIS   Notes Messaging     NotesDomino         04/98      $10,000 Open    Inquiry
               Project

10/03/98 Wellington
          100%
10/03/98       Ministry of Health/ Word                NotesDomino         04/98         $500 Open    Collection
               Main                Objects/templates
                                   in Notes

10/03/98 Wellington
    `      10%
10/03/98       Statistics New      Notes Data          NotesDomino         04/98       $2,000 Open    Inquiry
               Zealand /           conversion
               Wellington

13/03/98 Auckland
           10%
13/03/98       Bendon Hickory      Order Entry         Contact                        $20,OOO Open    Inquiry
               Ltd / Main                              Management

16/03/98 Auckland
           10%
16/03/98       Tranz Rail Limited  Notes               Lotus               05/98      $20,000 Open    Inquiry
               /Main               Administration      Administration

16/03/98 Auckland
           10%
16/03/98       Tranz Rail Limited  Notes Support       Support             05/98      $20,000 Open    Inquiry
               / Main                                  Contract

Date           Prob. Company /     Opportunity         Product             Month     ValueCycle       Status
                     Division      type
=============================================================================================================
16/03/98 Wellington
           10%
16/03/98       ECNZ /Wellington    GWI Help!           GWI Help!           03/98      $10,OOO Open    Inquiry

16/03/98 Wellington
           10%
16/03/98       ECNZ / Wellington   Notes Licencing     Notes clients       05/98      $10,000 Open    Inquiry

16/03/98 (Not Categorized)
           10%
16/03/98       ECNZ / Wellington   SLAl renewal                            06/98      $24,000 Open    Inquiry

16/03/98 (Not Categorized)
            0%
16/03/98       WestpacTrust /      Repository          ABTRepo/TW          06/98      $15,OOO Open    Inquiry
               Main                Implementation

16/03/98 (Not Categorized)
           10%
16/03/98       WestpacTrust /      CSC 7.4                                 06/98       $8,OOO Open    Inquiry
               Main

16/03/98 Auckland
           10%
16/03/98       New Zealand Dairy   DARTS Rel 2.0                           03/98      $10,OOO Open    Inquiry
               Board / Main

16/03/98 (Not Categorized)
           10%
16/03/98       Prudential          Application                             03/98      $10,000 Open    Inquiry
               Assurance Limited
               / Main

16/03/98 (Not Categorized)
           10%
16/03/98       ANZ Bank / Main     Reports             Consulting          03/98       $4,000 Open    lnquiry
                                   Development

16/03/98 Auckland
           10%
16/03/98       ECNZ / Wellington   CTS Project                             03/98      $22,000 Open    Inquiry

16/03/98 Wellington
           60%
16/03/98       South Pacific       Customer                                03/98       $2,000 Open    Negotiation
               Tyres / Main        Tracking
                                   Enhancements
                                   Review

16/03/98 Wellington
           10%
16/03/98       South Pacific       Cognos Agents                           03/98       $5,000 Open    Inquiry
               Tyres / Main

16/03/98 Wellington
           10%
16/03/98       South Pacific       Stock Listing                           04/98      $20,000 Open    Inquiry
               Tyres / Main        Application

16/03/98 Wellington
           10%
16/03/98       South Pacific       Training                                04/98       $4,000 Open    Inquiry
               Tyres / Main

16/03/98 (Not Categorized)
           10%
16/03/98       Ministry of         MTS                                     05/98      $10,000 Open    Inquiry
               Transport / Main    Enhancements

16/03/98 (Not Categorized)
           10%
16/03/98       Ministry of         OutMins                                 05/98       $5,000 Open    Inquiry
               Transport / Main    Enhancements

16/03/98 Auckland

Date           Prob. Company /     Opportunity         Product             Month     ValueCycle       Status
                     Division      type
=============================================================================================================
           10%
16/03/98       Cybernet / Main     GWI Contact         GWI Help!           04/98       $5,000 Open    Inquiry
16/03/98 Auckland
           10%
16/03/98       Tranz Rail Limited  Time Recording      ABTRepo/TW,N        06/98           $O Open    Inquiry
               /Main
16/03/98 Auckland
           10%
16/03/98       Godfrey Pembroke    GWI Help            GWI Help!           04/98      $12,OOO Open    Inquiry
               / Main
16/03/98 Auckland
           20%
16/03/98       BTR / Main          GWI Help            GWI Help!           04/98      $12,OOO Open    Demo/RFI
16/03/98 Auckland
           60%
16/03/98       Toyota Finance /    Notes install       NotesDomino         04/98      $22,000 Open    Negotiation
               Main
16/03/98 Auckland
           10%
16/03/98       Postec / Main       GWI Help            GWI Help!           05/98      $12,000 Open    Inquiry
16/03/98 (Not Categorized)
           10%
16/03/98       Sealcorp / Cust     Contact             Contact                        $10,OOO Open    Inquiry
                                   Management          Management
16/03/98 (Not Categorized)
           20%
16/03/98       Omron Electronics   Notes               Domino.Doc          05/98      $12,000 Open    Demo/RFI
               Ltd / Main          Documentation
16/03/98 Auckland
           60%
16/03/98       Sony Music / Main   Internet            Domino(WEB)         06/98      $18,OOO Open    Negotiation
                                                       Development
16/03/98 (Not Categorized)
           60%
16/03/98       Systems Advisory    Feltex Notes        Support             04/98      $15,000 Open    Negotiation
               Services / Main     development         Contract
17/03/98 Auckland
           60%
17/03/98       AON Risk            Schemes             Consulting          05/98     $120,OOO Open    Negotiation
               Services / Main
17/03/98 Auckland
           95%
17/03/98       Bureau Veritas /    Contact/Audit       NotesDomino         04/98      $15,000 Open    Delivery
               Main
17/03/98 Auckland
           70%
17/03/98       AON Risk            Notes to Users      GWI Help!           04/98      $15,000 0pen    Product
               Services / Main                                                                        Evaluation
17/03/98 Auckland
           50%
17/03/98       Bureau Veritas /    Contact/Audit       NotesDomino         05/98      $40,000 Open    Proposal
               Main                Phase 3
18/03/98 Auckland
            0%
18/03/98       Douglas             PMW                 ABT PWW             06/98       $5,000 Open    Inquiry
               Manufacturing /
               Main
18/03/98 Auckland
           20%
18/03/98       Douglas             Notes               Domino(WEB)         06/98      $1O,0O0 Open    Demo/RFI
               Manufacturing /     development         Development
               Main

Date           Prob. Company /     Opportunity         Product             Month     ValueCycle       Status
                     Division      type
=============================================================================================================
18/03/98 Auckland
           10%
18/03/98       BTR / Main          GWI Other           GWI Help!           06/98      $25,000 Open    Inquiry
                                   helpdesks
18/03/98 Auckland
           20%
18/03/98       CSI Ltd / Main      GWI Help            GWI Help!           04/98       $8,000 Open    Demo/RFI
18/03/98 Auckland
           10%
18/03/98       Pritech / Demo      Test Opportunity    BB Service          12/98           $1 Lost    Inquiry
20/03/98 Auckland
           20%
20/03/98       CSC NZ / Main       Notes applications  Lotus End User      07/98      $20,000 Open    Demo/RFI
                                                       Applications
23/03/98 Wellington
           10%
23/03/98       Telecom New         Quality Review      Lotus               03/98       $5,000 Open    Inquiry
               Zealand Ltd /                           Companions
               ICMS Group-
               Year 2000 Project
23/03/98 Wellington
           10%
23/03/98       ECNZ / Wellington   Contractors and                         04/98       $4,000 Open    Inquiry
                                   Projects Database
23/03/98 Wellington
           10%
23/03/98       ECNZ / Wellington   Event Reporting                         04/98       $5,600 Open    Inquiry
                                   Database
23/03/98 Wellington
           10%
23/03/98       ECNZ / Wellington   Core Contacts                           04/98       $5,800 Open    Inquiry
                                   R3.0
23/03/98 Wellington
           10%
23/03/98       ECNZ / Wellington   Compliance                              04/98       $1,500 Open    Inquiry
                                   Application
                                   Enhancements
23/03/98                           Wellington
           10%
23/03/98       ECNZ / Wellington   Midas Import                            04/98       $3,000 Open    Inquiry
24/03/98 Auckland
            0%
24/03/98       CSC NZ / Main       ABT Repository      ABTRepo/TW          07/98      $30,000 Open    Inquiry
24/03/98 Auckland
           10%
24/03/98       Amway/ Main         Notes Dev           Notes               06/98      $10,O00 Open    Inquiry
                                                       Development
24/03/98 Auckland
           10%
24/03/98       Amway / Main        Web site            Domino(WEB)         07/98      $20,O00 Open    Inquiry
                                                       Development
24/03/98 Auckland
           25%
24/03/98       IBM / Auck          GWI Contact         GWI Contact         04/98      $15,000 Open    Request for
                                                                                                      proposal
24/03/98 Wellington
            0%
24/03/98       WestpacTrust /      Time Recording      ABTRepo/TW          05/98      $50,000 Open    Inquiry
               Main
24/03/98 (Not Categorized)

Date           Prob. Company /     Opportunity         Product             Month     ValueCycle       Status
                     Division      type
=============================================================================================================
           10%
24/03/98       Accident            PMW Training                            03/98       $4,150 Open    Inquiry
               Compensation        Course
               Corp / Main
25/03/98 Auckland
           10%
25/03/98       James W Piper &     Notes Implement     NotesDomino         06/98      $20,000 Open    Inquiry
               Co / Takapuna
30/03/98 Auckland
           10%
30/03/98       Brocker             Brocker Move to     Consulting          04/98      $20,000 Open    Inquiry
               Investments / Main  Beach Haven
30/03/98 Auckland
           10%
30/03/98       NZI Insurance /     Roles and                               05/98      $10,OOO Open    Inquiry
               Main                responsibilities
                                   system